                          THE SELECT SECTOR SPDR TRUST

                           [SELECT SECTOR SPDRs LOGO]

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2000
                           [SELECT SECTOR SPDRs LOGO]
      Benchmark Sector-Based Equity Portfolios of Companies in the S&P 500

            THE SELECT SECTOR SPDR TRUST  [LOGO]  SEMI-ANNUAL REPORT


SELECT SECTOR SPDR FUNDS
Select Sector SPDR Funds are unique investments that unbundle the benchmark S&P 500 and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500 much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDRs trade on the American Stock Exchange.

NINE SELECT SECTOR SPDR FUNDS
Shares are available for exchange trading in the following Funds of the Select Sector SPDR Trust:

       THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND            XLB
       THE CONSUMER SERVICES SELECT SECTOR SPDR FUND           XLV
       THE CONSUMER STAPLES SELECT SECTOR SPDR FUND            XLP
       THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND     XLY
       THE ENERGY SELECT SECTOR SPDR FUND                      XLE
       THE FINANCIAL SELECT SECTOR SPDR FUND                   XLF
       THE INDUSTRIAL SELECT SECTOR SPDR FUND                  XLI
       THE TECHNOLOGY SELECT SECTOR SPDR FUND                  XLK
       THE UTILITIES SELECT SECTOR SPDR FUND                   XLU

Each of these Funds is designed to, before expenses, closely track the price performance and dividend yield of a Select Sector Index. Each Fund's portfolio is comprised principally of shares of constituent companies in the S&P 500. Each stock in the S&P 500 is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500. Of course, each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index.

OBJECTIVE
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversity, sector investments may also offer opportunities for returns greater than an investment in the entire S&P 500 Index.

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                       CHAIRMAN'S LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:
We are pleased to present the semi-annual report for The Select Sector SPDR Trust. For the first six months of this fiscal year net assets have increased by $1.5 billion, bringing the Trust's total net assets to $2.9 billion as of March 31, 2000. Our largest fund, The Technology Select Sector SPDR Fund, reached net assets of $1.5 billion as of March 31, 2000. As a result of the Trust's continued success, management has decided to lower the expenses of the Trust for at least the next twelve months. Effective May 17, 2000, each Fund's expenses will be reduced by approximately 22 basis points. When these expense reductions are applied to the Fund's net assets as of March 31, 2000, the expenses for each Fund range from 27 to 28 basis points. We believe this expense reduction will contribute to the success the Trust has experienced.

The US equity markets produced extraordinary returns in 1999, with equity returns driven primarily by a group of companies in the technology and telecommunication sectors. In December, interest rates rose throughout the developed world, with the exception of Japan. Many investors perceived these higher interest rates as a potential threat to the continued growth of both technology and telecommunication companies as well as those industries that have had limited growth in the recent bull market, such as manufacturing, basic industries and electric utilities. These interest rate fears, along with growing concerns over the high-prices of technology shares helped to create increased volatility in the overall US equity markets during the first quarter of 2000, despite strong US and global economic fundamentals.

Over the past six months the Technology Sector has dominated the headlines as well as the S&P 500 Index. The large index weight of the Technology Sector helped to drive the S&P 500's success. For the six-month period ending March 31, 2000, the S&P posted a return of 17.51%, with the Technology Sector posting a return of 46.43%. The weakest performing sector for the period was the Utilities Sector with a return of -8.39%.

In the Management's Discussion and Analysis pages that follow, we have provided a brief overview of the performance of each of The Select Sector SPDR Funds. We continue to appreciate your support of The Select Sector SPDR Trust and look forward to serving your investment allocation needs in the future.

Sincerely,

/s/ John W. English

John W. English
Chairman of the Board

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND
The Basic Industries Select Sector SPDR Fund seeks to replicate the total return of the Basic Industries Select Sector of the S&P 500 Index. To accomplish this, the Basic Industries Select Sector SPDR Fund utilizes a "passive" investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate its relevant Select Sector Index. For the six-month period ending March 31, 2000, the Fund had a return of -1.89% as compared to the Basic Industries Select Sector Index return of -1.46% and the S&P 500 Index return of 17.51%. The best performing industry in the index was Chemicals, which returned over 26.00% for the period. However, even within this industry, several Specialty Chemical firms -- such as Hercules Inc. and WR Grace experienced difficulties and posted negative returns. The worst performing industry for the six-month period was Gold and Precious Metals whose four constituents posted returns ranging from -13.05% for Newmont Mining Corp. to -45.04% for Placer Done Inc. The Basic Industries Select Sector SPDR Fund consisted of 51 companies as of March 31, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT BASIC INDUSTRIES SELECT SECTOR SPDR FUND

[PERFORMANCE CHART]

                                                               BASIC INDUSTRIES SELECT SECTOR
                                                                         SPDR FUND                        S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10429.00                           10584.00
03/31/99                                                                  10567.00                           11111.00
06/30/99                                                                  12639.00                           11895.00
09/30/99                                                                  11559.00                           11152.00
12/31/99                                                                  12948.90                           12810.00
3/31/00                                                                   11341.90                           13104.00

TOP FIVE HOLDINGS

                       DUPONT (E.I.) DE     MONSANTO         ALCOA            DOW         INTERNATIONAL
DESCRIPTION             NEMOURS & CO.        COMPANY      INCORPORATED    CHEMICAL CO.      PAPER CO.
-----------            ----------------    -----------    ------------    ------------    -------------
Value                    $19,200,023       $11,358,222     $8,989,541      $8,690,448      $6,152,452
% of Net Assets                16.64%             9.84%          7.79%           7.53%           5.33%

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE CONSUMER SERVICES SELECT SECTOR SPDR FUND
The Consumer Services Select Sector SPDR Fund seeks to replicate the total return of the Consumer Services Select Sector of the S&P 500 Index. To accomplish this, the Consumer Services Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. For the six-month period ending March 31, 2000, the Fund had a return of 15.48% as compared to the Consumer Services Select Sector Index return of 15.77% and the S&P 500 Index return of 17.51%. Two of the three largest stocks in this sector, Disney and Time Warner, were also the best performing stocks within this sector. Time Warner had the highest return at nearly 65% with Disney close behind at 60%. Time Warner's return was buoyed by their impending merger with AOL. The worst performing stock in this sector was Service Corp., which had declined over 70%. This stock was removed from the S&P 500 index in mid March due to lack of representation. Markets as a whole have been very volatile and the Consumer Services sector is not an exception to these broad market swings. In fact, declining and gaining issues were equally split in this Fund. The majority of these movements were in the double digits. In nearly every case, this volatility was also found within the sub-sectors of this Fund; as evidenced by multiple cases of same-industry firms having dramatically different returns. As of March 31, 2000, the Consumer Services Select Sector SPDR Fund consisted of 46 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT CONSUMER SERVICES SELECT SECTOR SPDR FUND

[PERFORMANCE CHART]

                                                              CONSUMER SERVICES SELECT SECTOR
                                                                         SPDR FUND                        S&P 500 INDEX
                                                              -------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10817.00                           10584.00
03/31/99                                                                  11659.00                           11111.00
06/30/99                                                                  12297.00                           11895.00
09/30/99                                                                  11203.00                           11152.00
12/31/99                                                                  12987.90                           12810.00
3/31/00                                                                   12937.20                           13104.00

TOP FIVE HOLDINGS

                       TIME WARNER     WALT DISNEY     MCDONALDS     MEDIAONE GROUP      COMCAST
DESCRIPTION            INCORPORATED      COMPANY      CORPORATION     INCORPORATED     CORPORATION
-----------            ------------    -----------    -----------    --------------    -----------
VALUE                  $15,699,500     $10,457,200    $6,204,649       $6,050,133      $4,512,432
% OF NET ASSETS              18.19%          12.11%         7.19%            7.01%           5.23%

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
The Consumer Staples Select Sector SPDR Fund seeks to replicate the total return of the Consumer Staples Select Sector of the S&P 500 Index. To accomplish this, the Consumer Staples Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. As a result, the Consumer Staples Select Sector Fund underperformed the S&P 500 Index during the period. For the six-month period ending March 31, 2000, the Fund had a return of -6.01% as compared to the Consumer Staples Select Sector Index return of -5.77% and the S&P 500 Index return of 17.51%. This was a reflection of investors seeking so-called "New Economy" issues over "Old Economy" companies, many of which may be found in the Consumer Staples sector. Rite-Aid continued to lead the underperformers in the sector. The company ended the period at approximately $5 per share, down from a high of $51 per share earlier in the year as more negative financial surprises were unearthed. Procter & Gamble also tumbled during the period after it caught analysts and investors off guard with a profit warning. The company lost nearly 40% during the time period but much of the loss (over 30%) occurred the day after its earnings warning. Tobacco stocks Philip Morris and UST also had poor performance during the period as the industry remained open to significant punitive damages after last July's sweeping liability verdict. On the positive side, drug makers and biotechnology-related companies enjoyed positive returns during the period. Warner Lambert shares rose as it came to terms to be acquired by Pfizer to form the second largest drug maker in the world. The other top performers during the period were Medtronic, Pharmacia, Biomet and American Home Products, who each had returns of over 30% during the period. As of March 31, 2000, the Consumer Staples Select Sector SPDR Fund consisted of 68 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT CONSUMER STAPLES SELECT SECTOR SPDR FUND

[PERFORMANCE CHART]

                                                               CONSUMER STAPLES SELECT SECTOR
                                                                         SPDR FUND                        S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                 10000.00                            10000.00
12/31/98                                                                 10451.00                            10584.00
03/31/99                                                                 10193.00                            11111.00
06/30/99                                                                  9890.00                            11895.00
09/30/99                                                                  8755.00                            11152.00
12/31/99                                                                  8916.25                            12810.00
3/31/00                                                                   8227.62                            13104.00

TOP FIVE HOLDINGS

                         MERCK AND         PFIZER        COCA-COLA     BRISTOL-MYERS     JOHNSON &
DESCRIPTION            COMPANY, INC.    INCORPORATED      COMPANY       SQUIBB CO.      JOHNSON CO.
-----------            -------------    ------------    -----------    -------------    -----------
Value                   $20,996,510     $20,469,406     $16,765,793     $16,563,278     $14,100,428
% of Net Assets                8.11%           7.91%           6.48%           6.40%           5.45%

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND
The Cyclical/Transportation Select Sector SPDR Fund seeks to replicate the total return of the Cyclical/Transportation Select Sector of the S&P 500 Index. To accomplish this, the Cyclical/ Transportation Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. The Fund's performance has been favorable over the last six months as the Cyclical/ Transportation Select Sector Index was able to enjoy high earnings growth in the period. For the six-month period ending March 31, 2000, the Fund had a return of 11.72% as compared to the Cyclical/Transportation Select Sector Index return of 11.98% and the S&P 500 Index return of 17.51%. The bulk of the performance came mainly as a result of an exceptionally strong fourth quarter for department stores and specialty retail stores. These industries benefited greatly from the strong economy in 1999, which translated into increased consumer spending over the holiday period. Wal-Mart, Home Depot and Gap, Inc. each had returns in excess of 40% for the fourth quarter 1999 and together their returns contributed over 17% to the return of the Cyclical/ Transportation sector in the quarter. The impressive gains posted before the holidays were offset somewhat during the first quarter 2000 as uncertainties in the economy affected consumer spending. Many department stores and specialty retail stores gave up a portion of their large gains and railroad stocks continued their weak growth. As of March 31, 2000, the Cyclical/Transportation Select Sector SPDR Fund consisted of 70 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND

[PERFORMANCE CHART]

                                                              CYCLICALS/TRANSPORTATION SELECT
                                                                      SECTOR SPDR FUND                    S&P 500 INDEX
                                                              -------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10705.00                           10584.00
03/31/99                                                                  11652.00                           11111.00
06/30/99                                                                  12145.00                           11895.00
09/30/99                                                                  10717.00                           11152.00
12/31/99                                                                  12675.20                           12810.00
3/31/00                                                                   11972.80                           13104.00

TOP FIVE HOLDINGS

                       WAL-MART STORES     HOME DEPOT     FORD MOTOR    GENERAL MOTORS        GAP
DESCRIPTION             INCORPORATED      INCORPORATED     COMPANY       CORPORATION      INCORPORATED
-----------            ---------------    ------------    ----------    --------------    ------------
Value                    $24,620,577      $19,736,677     $7,450,006      $7,164,275       $5,743,979
% of Net Assets                19.20%           15.39%          5.81%           5.59%            4.48%

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE ENERGY SELECT SECTOR SPDR FUND
The Energy Select Sector SPDR Fund seeks to replicate the total return of the Energy Select Sector of the S&P 500 Index. To accomplish this, the Energy Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. For the six-month period ending March 31, 2000, the Fund had a return of 7.46% as compared to the Energy Select Sector Index return of 7.77% and the S&P 500 Index return of 17.51%. The Fund was led by a strong performance by Enron Corporation, which had a sizzling return of just under 83% over this period. This stock alone was responsible for over half of the total sector return. Other top gainers included Rowan Companies with an equally impressive 81.2% return, Schlumberger Ltd. 33.6%, and Anadarko Petroleum 26.9%. Laggards for the six-month period included McDermott International -54.1%, Unocal Corp -18.7%, and Texaco -13.4%. The Energy sector was spurred by the highest oil prices in several years. As OPEC was limiting the supply of oil available for consumption, the United States was suffering through an extended period of bitterly cold weather. The Northeast was hit especially hard as consumers in that region saw their oil bills rise to nearly $2.00 per gallon. Gasoline prices also increased steadily across the country reaching levels between $1.50 to $2.00 per gallon. This increase in both demand and prices helped to bolster the performance of the sector as a whole during the period. It also sparked talk among government officials about possibly tapping into the nation's reserves and/or eliminating the gasoline tax as alternatives to combat this sharp rise in prices. As the quarter drew to a close, the member nations of OPEC agreed to marginally increase the supply of oil in order to help lower prices as well. As of March 31, 2000, the Energy Select Sector SPDR Fund consisted of 31 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT ENERGY SELECT SECTOR SPDR FUND

[PERFORMANCE CHART]

                                                               ENERGY SELECT SECTOR SPDR FUND             S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                   9835.00                           10584.00
03/31/99                                                                  10483.00                           11111.00
06/30/99                                                                  11993.00                           11895.00
09/30/99                                                                  11791.00                           11152.00
12/31/99                                                                  11706.60                           12810.00
3/31/00                                                                   12671.80                           13104.00

TOP FIVE HOLDINGS

                                      ROYAL DUTCH
                       EXXON MOBIL     PETROLEUM       CHEVRON         ENRON       SCHLUMBERGER
DESCRIPTION            CORPORATION    CORPORATION    CORPORATION    CORPORATION      LIMITED
-----------            -----------    -----------    -----------    -----------    ------------
Value                  $48,081,588    $34,624,362    $17,516,074    $9,726,861      $9,410,724
% of Net Assets              22.31%         16.07%          8.13%         4.51%           4.37%

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE FINANCIAL SELECT SECTOR SPDR FUND
The Financial Select Sector SPDR Fund seeks to replicate the total return of the Financial Select Sector of the S&P 500 Index. To accomplish this, the Financial Select Sector SPDR Fund utilizes a "passive" investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. While the S&P 500 Index posted a strong 17.51% return for the six-month period ending March 31, 2000, most of the return was provided by the Technology Sector. Only a handful of Sector Indexes provided positive returns for the period. Fortunately, the Financial Select Sector SPDR Index was one of the handful of Select Sector Indexes that did post positive returns. The Fund returned 10.93% for the six months as compared with the Financial Select Sector Index return of 11.15%. Very impressive returns by Morgan Stanley Dean Witter & Co (over 86%) and Citigroup Inc. (almost 37%) resulted in the Diversified Financial industry providing the strongest industry return for the Financial Select Sector (+20.87%) despite the extremely poor returns of other Diversified Financial industry firms such as Associates First Capital, which experienced a total return for the period of -40.26%. The only Financial Select Sector industry to post a negative six-month return was the Savings & Loan Industry. Golden West Financial Corporation returned -4.5% and Washington Mutual Inc. provided a total return of -7.59%. As of March 31, 2000, the Financial Select SPDR Fund consisted of 70 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT FINANCIAL SELECT SECTOR SPDR FUND

[PERFORMANCE CHART]

                                                                FINANCIAL SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10597.00                           10584.00
03/31/99                                                                  11371.00                           11111.00
06/30/99                                                                  11925.00                           11895.00
09/30/99                                                                  10097.00                           11152.00
12/31/99                                                                  10956.10                           12810.00
3/31/00                                                                   11194.80                           13104.00

TOP FIVE HOLDINGS

                                      AMERICAN             MORGAN STANLEY,                        CHASE
                       CITIGROUP      INTERNATIONAL        DEAN WITTER, DISCOVER   BANK AMERICA   MANHATTAN
DESCRIPTION            INCORPORATED   GROUP INCORPORATED   AND COMPANY             CORPORATION    CORPORATION
-------------------------------------------------------------------------------------------------------------
VALUE
                        $56,691,421       $48,056,265           $26,346,808         $25,377,705   $20,384,960

-------------------------------------------------------------------------------------------------------------

% OF NET ASSETS         12.20%            10.34%                5.67%               5.46%          4.39%

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE INDUSTRIAL SELECT SECTOR SPDR FUND
The Industrial Select Sector SPDR Fund seeks to replicate the total return of the Industrial Select Sector of the S&P 500 Index. To accomplish this, the Industrial Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. For the six-month period ending March 31, 2000, the Fund had a return of 2.04% as compared to the Industrial Select Sector Index return of 2.36%. This represents a significant underperformance relative to the S&P 500 Index's return of 17.51%. On a whole, stocks in this sector had a very rough time during this six-month period. Over 82% of the names declined during this time frame. Fueling this decline were fears regarding possible currency devaluations in countries where Industrial Select Sector companies also have business; as well as possible project delays. The two worst performing stocks were Allied Waste and Foster Wheeler. Both of these issues were down approximately 43%.

Despite all of the declining issues, the Fund still had a positive return due to two stocks. One of these was General Electric, far and away the largest stock in this index, which had a positive return of 32% during this time period. The other positive contributor was Corning which had a return of 184%. Continued demand for fiber optics was the driving force behind this return. As of March 31, 2000, the Industrial Select Sector SPDR Fund consisted of 30 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT INDUSTRIAL SELECT SECTOR SPDR FUND

[PERFORMANCE CHART]

                                                               INDUSTRIAL SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                               -----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10759.00                           10584.00
03/31/99                                                                  11010.00                           11111.00
06/30/99                                                                  13153.00                           11895.00
09/30/99                                                                  12740.00                           11152.00
12/31/99                                                                  13223.30                           12810.00
3/31/00                                                                   13001.30                           13104.00

TOP FIVE HOLDINGS

                         GENERAL          TYCO                          HONEYWELL      MINNESOTA MINING
                        ELECTRIC      LABORATORIES      CORNING       INTERNATIONAL    AND MANUFACTURING
DESCRIPTION              COMPANY      INCORPORATED    INCORPORATED    INCORPORATED          COMPANY
-----------            -----------    ------------    ------------    -------------    -----------------
Value                  $14,004,431     $6,712,577      $4,507,202      $3,804,933         $2,805,837
% of Net Assets              22.45%         10.76%           7.23%           6.10%              4.50%

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE TECHNOLOGY SELECT SECTOR SPDR FUND
The Technology Select Sector SPDR Fund seeks to replicate the total return of the Technology Select Sector of the S&P 500 Index. To accomplish this, the Technology Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. It comes as no surprise that the Technology Select Sector remained the best performing Select Sector SPDR Fund. For the six-month period ending March 31, 2000, the Fund had a return of 46.14% as compared to the Technology Select Sector Index return of 46.43% and the S&P 500 Index return of 17.51%. Many of the new economy stocks that have been driving the wonderful returns in the US equity market are constituents of the Technology Select Sector.

The dominating stock in the Technology Select Sector for the six-month period ending March 31, 2000 was Cisco Systems. Cisco posted a return of 125.52% during that period. Although it did not post the highest return in the Sector, its large weighting in the Sector, approximately 10%, enabled it to be the driving force behind the sector return. At one point in March, Cisco eclipsed Microsoft in market capitalization and for part of one trading day was the largest company, as defined by capitalization, in the S&P 500 Index.

Other companies that helped Cisco push the Technology Select Sector to the top were also S&P 500 Index top ten capitalized companies. Oracle posted a return of 243.13% and made up approximately 4.37% of the Sector. Intel recorded a return of 77.62% for the time period while comprising 8.66% of the Sector. Overall the best performing stock in the Technology Select Sector for the six-month period ending March 31, 2000 was Network Appliance which posted an impressive return of 362.13%.

Although the Technology Select Sector has basked in the glory of some of the market's highest flying stocks, not every company has had stellar performance. Lucent Technologies, for example, found out how unforgiving investors can be when the company announced it would miss first quarter earnings. In January 2000 after the announcement was made, Lucent lost over 28% of its market capitalization in one trading day. The company's stock did recover somewhat and recorded a return of -5.53% for the six-month period ending March 31, 2000. That return coupled with the size of the security in the Sector, 3.80%, dragged the performance of the Technology Select Sector down. As of March 31, 2000, the Technology Select Sector Fund consisted of 93 companies.

             THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT TECHNOLOGY SELECT SECTOR SPDR FUND
[PERFORMANCE CHART]

                                                               TECHNOLOGY SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                               -----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10851.00                           10584.00
03/31/99                                                                  12189.00                           11111.00
06/30/99                                                                  13445.00                           11895.00
09/30/99                                                                  13700.00                           11152.00
12/31/99                                                                  18010.50                           12810.00
03/31/00                                                                  20021.00                           13104.00

TOP FIVE HOLDINGS

                                                                                           INTERNATIONAL
                                                                                             BUSINESS
                        MICROSOFT      CISCO SYSTEMS       INTEL          ORACLE             MACHINES
DESCRIPTION            CORPORATION     INCORPORATED     CORPORATION     CORPORATION         CORPORATION
-----------            ------------    -------------    ------------    -----------    ---------------------
Value                  $157,611,462    $150,766,488     $125,634,318    $63,384,252         $60,612,706
% of Net Assets               10.86%          10.38%            8.65%          4.37%               4.17%

           THE SELECT SECTOR SPDR TRUST [LOGO] SEMI-ANNUAL REPORT
                      MANAGEMENT'S DISCUSSION AND ANALYSIS


THE UTILITIES SELECT SECTOR SPDR FUND
The Utilities Select Sector SPDR Fund seeks to replicate the total return of the Utilities Select Sector of the S&P 500 Index. To accomplish this, the Utilities Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. Performance has been less than favorable throughout the past two quarters as the Utilities Select Sector continued to be strongly affected by problems with Telephone and Electric Utilities Companies. For the six-month period ending March 31, 2000, the Fund had a return of -8.42% as compared to the Utilities Select Sector Index return of -8.39% and the S&P 500 Index return of 17.51%. Over 4% of this negative performance was attributed to the Telecom industry. The two largest companies in the Utilities Sector Index, SBC Communications Inc. and Bell Atlantic Corp. experienced six-month returns of -17.03% and -8.05%, respectively. At the same time, the Electric Utilities industry added an additional 4.80% of negative performance, as many of the largest names in that industry had negative returns of over 25 percent. Unfortunately, these negative returns were unable to find a positive offset as only 7 companies in the fund experienced positive performance for this time period. As of March 31, 2000, the Utilities Sector SPDR Fund consisted of 41 companies.
[Performance Chart]

COMPARISON OF CHANGE IN VALUE OF A 10,000 INVESTMENT CONSUMER SERVICES SELECT SECTOR SPDR FUND

                                                                UTILITIES SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10369.00                           10584.00
03/31/99                                                                   9239.00                           11111.00
06/30/99                                                                  10818.00                           11895.00
09/30/99                                                                  10366.00                           11152.00
12/31/99                                                                  10021.70                           12810.00
3/31/00                                                                    9490.40                           13104.00

TOP FIVE HOLDINGS

                       SBC
                       COMMUNICATIONS   BELL ATLANTIC        BELL SOUTH              GTE            U.S. WEST
DESCRIPTION            INCORPORATED     CORPORATION          CORPORATION             CORPORATION    INCORPORATED
----------------------------------------------------------------------------------------------------------------
VALUE                   $16,142,154         $10,961,435           $3,463,289          $3,355,957     3,276,114

----------------------------------------------------------------------------------------------------------------

% OF NET ASSETS         22.16%              15.05%                4.76%               4.61%          4.50%

THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                    SHARES           VALUE
--------------------                    ------           -----
COMMON STOCKS -- 99.8%
ALUMINUM -- 11.3%
Alcan Aluminum Ltd. ..........            76,157       $ 2,579,818
Alcoa, Inc. ..................           127,965         8,989,541
Reynolds Metals Co. ..........            22,002         1,471,384
                                                       -----------
                                                        13,040,743
                                                       -----------

CHEMICALS -- 51.8%
Air Products & Chemicals, Inc.            79,697         2,266,383
Dow Chemical Co. .............            76,232         8,690,448
Du Pont (E.I.) de Nemours ....           363,121        19,200,023
Eastman Chemical Co. .........            27,187         1,237,008
Ecolab, Inc. .................            45,076         1,653,726
Engelhard Corp. ..............            43,698           660,932
FMC Corp. (a) ................            10,685           603,703
Great Lakes Chemical Corp. ...            19,965           678,810
Hercules, Inc. ...............            36,941           595,674
Monsanto Co. .................           220,548        11,358,222
PPG Industries, Inc. .........            60,364         3,157,792
Praxair, Inc. ................            55,225         2,298,741
Rohm & Haas Co. ..............            76,085         3,395,293
Sigma-Aldrich Corp. ..........            35,044           941,807
Union Carbide Corp. ..........            46,579         2,716,138
W.R. Grace & Co. (a) .........            24,919           316,160
                                                       -----------
                                                        59,770,860
                                                       -----------

CONSTRUCTION -- 1.4%
Vulcan Materials Co. .........            34,822         1,595,283
                                                       -----------


CONTAINERS -- 3.6%
Ball Corp. ...................            10,527           363,839
Bemis Co., Inc. ..............            18,172           670,093
Crown Cork & Seal Co., Inc. ..            45,003           720,048
Owens-Illinois, Inc. (a) .....            52,216           881,145
Pactiv Corp. (a) .............            59,506           520,678
Temple-Inland, Inc. ..........            19,370           964,868
                                                       -----------
                                                         4,120,671
                                                       -----------

GOLD -- 4.3%
Barrick Gold Corp. ...........           137,081         2,150,458
Homestake Mining Co. .........            90,447           542,682
Newmont Mining Corp. .........            58,271         1,307,456
Placer Dome, Inc. ............           113,209           919,823
                                                       -----------
                                                         4,920,419
                                                       -----------

MANUFACTURING -- 3.4%
Avery Dennison Corp. .........            39,169         2,391,757
Sealed Air Corp. (a) .........            29,062         1,578,430
                                                       -----------
                                                         3,970,187
                                                       -----------


SECURITY DESCRIPTION                               SHARES              VALUE
--------------------                               ------              -----
MACHINERY -- 0.3%
Timken Co. ...........................              21,554        $     350,252
                                                                  -------------


METALS/MINING -- 2.8%
Freeport-McMoran Copper
     & Gold, Inc. ....................              56,782              684,933
Inco Ltd. ............................              66,726            1,221,920
Phelps Dodge Corp. ...................              28,169            1,338,027
                                                                  -------------
                                                                      3,244,880
                                                                  -------------

PAPER & FOREST PRODUCTS -- 17.8%
Boise Cascade Corp. ..................              19,833              689,197
Champion International Corp. .........              33,479            1,782,757
Georgia-Pacific Corp. ................              59,439            2,351,555
International Paper Co. ..............             143,917            6,152,452
Louisiana-Pacific Corp. ..............              36,999              513,361
Mead Corp. ...........................              35,719            1,247,933
Potlatch Corp. .......................              10,047              432,021
Westvaco Corp. .......................              34,894            1,164,587
Weyerhaeuser Co. .....................              81,641            4,653,537
Willamette Industries, Inc. ..........              38,753            1,554,964
                                                                  -------------
                                                                     20,542,364
                                                                  -------------

STEEL -- 3.1%
Allegheny Technologies, Inc. .........              32,482              651,670
Bethlehem Steel Corp. (a) ............              45,579              273,474
Nucor Corp. ..........................              30,283            1,514,150
USX-U.S. Steel Group .................              30,730              768,250
Worthington Industries, Inc. .........              31,019              383,860
                                                                  -------------
                                                                      3,591,404
                                                                  -------------

TOTAL COMMON STOCKS --
     (Cost $133,495,567) .............                              115,147,063
                                                                  -------------

SHORT TERM INVESTMENTS -- 0.3%
MONEY MARKET FUND -- 0.3%
AIM Short Term Investment Class
     Prime Fund (Cost $305,430) ......                 305              305,430
                                                                  -------------


TOTAL INVESTMENTS -- 100.1%
   (Cost $133,800,997) ...............                              115,452,493

OTHER ASSETS AND LIABILITIES -- (0.1)%                                  (81,586)
                                                                  -------------

NET ASSETS -- 100.0% .................                            $ 115,370,907
                                                                  =============

(a) Non-income producing security.

See accompanying notes to financial statements

THE CONSUMER SERVICES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                         SHARES           VALUE
--------------------                         ------           -----
COMMON STOCKS -- 100.1%
ENTERTAINMENT -- 38.4%
Seagram Co. Ltd. (The) .........            53,967       $ 3,211,037
Time Warner, Inc. ..............           156,995        15,699,500
Viacom, Inc. ...................            71,151         3,753,215
Walt Disney Co. ................           252,742        10,457,200
                                                          ----------
                                                          33,120,952
                                                          ----------

FINANCIAL SERVICES -- 2.6%
Cendant Corp. (a) ..............            89,821         1,661,689
H&R Block, Inc. ................            13,567           607,123
                                                          ----------
                                                           2,268,812
                                                          ----------

HOTELS -- 5.0%
Carnival Corp. .................            78,131         1,938,625
Harrah's Entertainment, Inc. (a)            19,567           363,212
Hilton Hotels Corp. ............            54,190           419,973
Marriott International, Inc. ...            32,634         1,027,971
Mirage Resorts, Inc. (a) .......            27,199           526,981
                                                          ----------
                                                           4,276,762
                                                          ----------

INFORMATION SERVICES -- 6.7%
Dun & Bradstreet Corp. .........            22,027           630,523
IMS Health, Inc. ...............            40,838           691,694
Interpublic Group of Cos., Inc.             35,738         1,688,620
Omnicom Group, Inc. ............            22,310         2,084,590
Shared Medical Systems .........             4,505           233,697
Young & Rubicam, Inc. ..........             9,928           466,616
                                                          ----------
                                                           5,795,740
                                                          ----------

MEDIA -- 20.0%
CBS Corp. (a) ..................            66,199         3,748,518
Clear Channel Communications,
      Inc. (a) .................            42,304         2,921,620
Comcast Corp. ..................           104,033         4,512,432
MediaOne Group, Inc. (a) .......            74,693         6,050,133
                                                          ----------
                                                          17,232,703
                                                          ----------

MEDICAL PROVIDERS -- 7.9%
Aetna, Inc. ....................            18,675         1,039,964
Columbia/HCA Healthcare Corp. ..            71,802         1,817,488
Healthsouth Corp. (a) ..........            58,821           327,192
Humana, Inc. (a) ...............            30,054           219,770


SECURITY DESCRIPTION                              SHARES             VALUE
--------------------                              ------             -----
MEDICAL PROVIDERS -- (CONTINUED)
Manor Care, Inc. (a) .................             17,729        $    239,341
Quintiles Transnational Corp. (a) ....             18,227             310,998
Tenet Healthcare Corp. ...............             41,312             950,176
United Healthcare Corp. ..............             21,974           1,310,200
Wellpoint Health Networks, Inc. (a) ..              8,909             622,516
                                                                    ---------
                                                                    6,837,645
                                                                    ---------

PUBLISHING -- 10.7%
American Greetings Corp. .............             12,144             221,628
Deluxe Corp. .........................             11,687             309,705
Dow Jones & Co., Inc. ................             11,998             861,606
Gannett Co., Inc. ....................             35,018           2,464,392
Jostens, Inc. ........................              6,989             170,357
Knight Ridder, Inc. ..................             11,712             596,580
McGraw-Hill, Inc. ....................             25,456           1,158,248
Meredith Corp. .......................              8,849             245,007
New York Times Co. ...................             22,465             964,591
R.R. Donnelley & Sons Co. ............             18,818             394,002
Times Mirror Co. .....................              8,063             749,355
Tribune Co. ..........................             30,880           1,129,050
                                                                    ---------
                                                                    9,264,521
                                                                    ---------
RESTAURANTS -- 8.8%
Darden Restaurants, Inc. .............             19,911             354,665
McDonald's Corp. .....................            165,182           6,204,649
Tricon Global Restaurants, Inc. (a) ..             20,792             645,851
Wendy's International, Inc. ..........             18,292             369,270
                                                                    ---------
                                                                    7,574,435
                                                                    ---------
TOTAL COMMON STOCKS --
     (Cost $84,115,197) ..............                             86,371,570
                                                                   ----------

SHORT TERM INVESTMENTS -- 0.1%
MONEY MARKET FUND -- 0.1%
AIM Short Term Investment Class
      Prime Fund (Cost $92,226) ......                 92              92,226
                                                                    ---------


TOTAL INVESTMENTS -- 100.2%
     (Cost $84,207,423) ..............                             86,463,796

OTHER ASSETS AND LIABILITIES -- (0.2)%                               (136,945)
                                                                   ----------

NET ASSETS -- 100.0% .................                           $ 86,326,851
                                                                 ============



(a)  Non-income producing security.

See accompanying notes to financial statements

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                        SHARES           VALUE
--------------------                        ------           -----

COMMON STOCKS -- 100.1%
AGRICULTURE -- 0.4%
Archer Daniels Midland Co. .....             87,846       $    911,402
                                                          ------------


ALCOHOL -- 1.9%
Adolph Coors Co. (Class B) .....              5,290            252,928
Anheuser-Busch Cos., Inc. ......             67,255          4,186,624
Brown-Forman Corp. (Class B) ...              9,906            539,258
                                                          ------------
                                                             4,978,810
                                                          ------------

DRUGS -- 43.5%
Allergan Pharmaceuticals, Inc. .             19,058            952,900
ALZA Corp. (Class A) (a) .......             14,793            555,662
American Home Products Corp. ...            188,852         10,127,189
Bristol-Myers Squibb Co. .......            286,810         16,563,278
Cardinal Health, Inc. ..........             40,685          1,866,424
Eli Lilly & Co. ................            157,720          9,936,360
Mckesson HBOC, Inc. ............             40,777            856,317
Merck & Co., Inc. ..............            337,972         20,996,510
Pfizer, Inc. ...................            559,847         20,469,406
Pharmacia & Upjohn, Inc. .......            166,711          9,877,627
Schering-Plough Corp. ..........            212,447          7,807,427
Warner-Lambert Co. .............            124,194         12,108,915
Watson Pharmaceuticals, Inc. (a)             13,876            550,704
                                                          ------------
                                                           112,668,719
                                                          ------------

FOOD AND BEVERAGES -- 18.9%
Bestfoods ......................             40,337          1,888,276
Campbell Soup Co. ..............             61,648          1,895,676
Coca-Cola Co. ..................            357,194         16,765,793
Coca-Cola Enterprises, Inc. ....             61,541          1,326,978
ConAgra, Inc. ..................             71,221          1,290,881
General Mills, Inc. ............             43,588          1,577,341
H.J. Heinz Co. .................             51,285          1,788,564
Hershey Foods Corp. ............             19,995            974,756
Kellogg Co. ....................             58,643          1,502,727
PepsiCo, Inc. ..................            210,533          7,276,547
Quaker Oats Co. ................             19,300          1,170,063
Ralston-Ralston Purina Co. .....             43,642          1,194,700
RJR Nabisco Holdings Corp. .....             47,211            566,532
Sara Lee Corp. .................            131,378          2,364,804
SUPERVALU, Inc. ................             20,159            381,761
SYSCO Corp. ....................             47,762          1,704,506
Unilever N.V. (N.Y. Shares) ....             82,649          3,977,483
W.M. Wrigley Jr. Co. ...........             16,709          1,283,460
                                                          ------------
                                                            48,930,848
                                                          ------------

GROCERY -- 3.0%
Albertson's, Inc. ..............             61,269          1,899,339
Great Atlantic & Pacific Tea Co.              5,535            107,932
Kroger Co. (a) .................            120,689          2,119,601
Safeway, Inc. (a) ..............             73,594          3,330,128
Winn-Dixie Stores, Inc. ........             21,147            411,045
                                                          ------------
                                                             7,868,045
                                                          ------------

HOME PRODUCTS -- 9.6%
Alberto-Culver Co. (Class B) ...              8,101       $    192,905
Avon Products, Inc. ............             35,052          1,018,699


SECURITY DESCRIPTION                        SHARES           VALUE
--------------------                        ------           -----
Clorox Co. ......................            34,163         1,110,298
Colgate-Palmolive Co. ...........            84,275         4,751,003
Fortune Brands, Inc. ............            23,708           592,700
Gillette Co. ....................           155,073         5,844,314
International Flavors &
     Fragrances, Inc. ...........            15,201           532,985
Procter & Gamble Co. ............           190,258        10,702,012
                                                         ------------
                                                           24,744,916
                                                         ------------

HOUSEHOLD PRODUCTS -- 2.0%
Fort James Corp. ................            31,300           688,600
Kimberly-Clark Corp. ............            80,351         4,499,656
                                                         ------------
                                                            5,188,256
                                                         ------------
MEDICAL PRODUCTS -- 15.5%
Abbott Laboratories .............           222,315         7,822,709
Bausch & Lomb, Inc. .............             8,371           436,862
Baxter International, Inc. ......            42,099         2,639,081
Becton, Dickinson & Co. .........            36,396           957,670
Biomet, Inc. ....................            16,328           593,931
Boston Scientific Corp. (a) .....            59,942         1,277,514
C.R. Bard, Inc. .................             7,355           284,547
Guidant Corp. ...................            44,488         2,616,450
Johnson & Johnson Co. ...........           201,255        14,100,428
Mallinckrodt, Inc. ..............             9,870           283,762
Medtronic, Inc. .................           172,735         8,885,057
St. Jude Medical Center, Inc. (a)            12,163           313,957
                                                         ------------
                                                           40,211,968
                                                         ------------
SPECIALITY RETAIL -- 2.4%
CVS Corp. .......................            56,662         2,128,366
Longs Drug Stores Corp. .........             5,645           128,424
Rite Aid Corp. ..................            37,407           205,739
Walgreen Co. ....................           145,503         3,746,702
                                                         ------------
                                                            6,209,231
                                                         ------------
TOBACCO -- 2.9%
Philip Morris Cos., Inc. ........           342,141         7,227,728
UST, Inc. .......................            24,761           386,891
                                                         ------------
                                                            7,614,619
                                                         ------------
TOTAL COMMON STOCKS --
     (Cost $289,809,269) ........                         259,326,814
                                                         ------------
SHORT TERM INVESTMENTS -- 0.1%
MONEY MARKET FUND -- 0.1%
AIM Short Term Investment Class
      Prime Fund (Cost $228,275)               228       $    228,275
                                                          -----------

TOTAL INVESTMENTS -- 100.2%
(Cost $290,037,544)............                           259,555,089

See accompanying notes to financial statements

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                        SHARES           VALUE
--------------------                        ------           -----
OTHER ASSETS AND LIABILITIES -- (0.2)%                    (640,690)
                                                     -------------

NET ASSETS -- 100.0%                                 $ 258,914,399
                                                     =============

(a) Non-income producing security.


See accompanying notes to financial statements

THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                         SHARES          VALUE
--------------------                         ------          -----
COMMON STOCKS -- 100.0%
AIRLINES -- 2.9%
AMR Corp. ......................            21,702       $   691,751
Delta Air Lines, Inc. ..........            19,857         1,057,385
Southwest Airlines Co. .........            75,579         1,572,988
US Airways Group, Inc. (a) .....            13,929           387,401
                                                          ----------
                                                           3,709,525
                                                          ----------
APPAREL -- 8.9%
Gap, Inc. ......................           115,312         5,743,979
Limited, Inc. ..................            31,696         1,335,194
Liz Claiborne, Inc. ............            11,460           525,011
Nike, Inc. (Class B) ...........            39,283         1,556,589
Reebok International Ltd. (a) ..            25,057           231,777
Russell Corp. ..................            13,442           192,389
Springs Industries, Inc. .......             5,993           227,734
TJX Cos., Inc. .................            48,236         1,070,236
V.F. Corp. .....................            20,233           486,857
                                                          ----------
                                                          11,369,766
                                                          ----------
CONSTRUCTION -- 2.1%
Armstrong World Industries, Inc.             9,824           175,604
Centex Corp. ...................            14,031           334,113
Kaufman & Broad Home Corp. .....            12,599           270,091
Masco Corp. ....................            64,902         1,330,491
Owens Corning ..................            15,081           292,194
Pulte Corp. ....................            12,632           263,693
                                                          ----------
                                                           2,666,186
                                                          ----------
CONSUMER DURABLES -- 1.9%
Black & Decker Corp. ...........            14,345           538,834
Maytag Corp. ...................            14,207           470,607
Snap-on, Inc. ..................            12,991           340,202
Stanley Works ..................            16,604           437,930
Whirlpool Corp. ................            12,099           709,304
                                                          ----------
                                                           2,496,877
                                                          ----------
DEPARTMENT STORES -- 29.3%
Costco Wholesale Corp. (a) .....            61,874         3,252,252
Dillard's, Inc. ................            20,922           343,905
Federated Department Stores,
     Inc. (a) ..................            30,626         1,278,636
Harcourt General, Inc. .........            13,010           484,623
J.C. Penney Co., Inc. ..........            42,166           627,219
KMart Corp. (a) ................            78,039           756,003
Kohl's Corp. (a) ...............            23,582         2,417,155
May Department Stores Co. ......            48,543         1,383,475
Nordstrom, Inc. ................            23,066           680,447
Sears, Roebuck & Co. ...........            54,795         1,691,796
Wal-Mart Stores, Inc. ..........           443,614        24,620,577
                                                          ----------
                                                          37,536,088
                                                          ----------


HOUSEWARES -- 1.6%
Leggett & Platt, Inc. ..........            32,795       $   705,092


SECURITY DESCRIPTION                             SHARES          VALUE
--------------------                             ------          -----
COMMON STOCKS -- 100.0%
AIRLINES -- 2.9%

Newell Rubbermaid, Inc. .............            42,044         1,043,217
Tupperware Corp. ....................            16,312           257,934
                                                                ---------
                                                                2,006,243
                                                                ---------

INDUSTRIAL SERVICES -- 0.2%
Ryder System, Inc. ..................            14,597           331,169
                                                                ---------

LEISURE TIME -- 1.2%
Brunswick Corp. .....................            18,539           351,082
Hasbro, Inc. ........................            30,395           501,518
Mattel, Inc. ........................            66,926           698,540
                                                                ---------
                                                                1,551,140
                                                                ---------
MOTOR VEHICLES -- 15.3%
Cooper Tire & Rubber Co. ............            19,358           243,185
Delphi Automotive Systems Corp. .....            84,009         1,344,144
Ford Motor Co. ......................           162,177         7,450,006
General Motors Corp. ................            86,512         7,164,275
Genuine Parts Co. ...................            29,170           696,434
Goodyear Tire & Rubber Co. ..........            26,125           609,039
Harley-Davidson, Inc. ...............            19,939         1,582,658
ITT Industries, Inc. ................            15,801           490,818
                                                               ----------
                                                               19,580,559
                                                               ----------
RAILROADS -- 4.6%
Burlington Northern Santa Fe Corp. ..            66,329         1,467,529
CSX Corp. ...........................            33,352           783,772
Kansas City Southern Industries, Inc.            16,734         1,438,078
Norfolk Southern Corp. ..............            57,389           824,967
Union Pacific Corp. .................            36,125         1,413,391
                                                                ---------
                                                                5,927,737
                                                                ---------
SPECIALITY RETAIL -- 30.7%
AutoZone, Inc. (a) ..................            22,602           627,206
Bed Bath & Beyond, Inc. (a) .........            22,967           904,326
Best Buy Co., Inc. (a) ..............            30,188         2,596,168
Circuit City Stores, Inc. ...........            30,154         1,835,625
Consolidated Stores Corp. (a) .......            23,823           270,987
Dollar General Corp. ................            41,320         1,110,475
Home Depot, Inc. (The) ..............           305,995        19,736,677
Lowes Cos., Inc. ....................            52,901         3,088,096
Office Depot, Inc. (a) ..............            57,144           660,727
Pep Boys - Manny, Moe & Jack ........             1,000             5,938
Sherwin-Williams Co. ................            28,991           635,990
Staples, Inc. (a) ...................            68,908         1,378,160
Tandy Corp. .........................            28,536         1,448,202
Target Corp. ........................            59,722         4,464,219
Toys R Us, Inc. (a) .................            41,673           617,281
                                                               ----------
                                                               39,380,077
                                                               ----------



COMMON STOCKS -- (CONTINUED)
TRUCKING AND FREIGHT -- 1.3%
FedEx Corp. (a) .....................            41,574       $ 1,621,396
                                                              -----------

TOTAL COMMON STOCKS --

See accompanying notes to financial statements

THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                             SHARES       VALUE
--------------------                             ------       -----
     (Cost $135,487,343) ............                       128,176,763
                                                            -----------
SHORT TERM INVESTMENTS -- 0.2%
MONEY MARKET FUND -- 0.2%
AIM Short Term Investment Class
        Prime Fund (Cost $231,328) ...           231           231,328
                                                           ------------

TOTAL INVESTMENTS -- 100.2%
     (Cost $135,718,671) .............                      128,408,091

OTHER ASSETS AND LIABILITIES -- (0.2)%                         (197,678)
                                                            -----------

NET ASSETS -- 100.0% .................                    $ 128,210,413
                                                          =============



(a)  Non-income producing security.

See accompanying notes to financial statements

THE ENERGY SELECT SPECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
March 31, 2000 (Unaudited)


SECURITY DESCRIPTION                             SHARES          VALUE
--------------------                             ------          -----
COMMON STOCKS -- 100.4%
ENERGY RESOURCES -- 72.5%
Amerada Hess Corp. ................             45,223       $  2,922,536
Anadarko Petroleum Corp. ..........             70,594          2,731,105
Apache Corp. ......................             58,317          2,901,271
Arch Coal, Inc. ...................             11,879             83,155
Atlantic Richfield Co. ............            103,804          8,823,340
Burlington Resources, Inc. ........             93,922          3,475,114
Chevron Corp. .....................            189,491         17,516,074
Conoco, Inc. (Class B) ............            225,206          5,770,904
Exxon Mobil Corp. .................            617,916         48,081,588
Kerr-McGee Corp. ..................             48,076          2,776,389
Occidental Petroleum Corp. ........            163,333          3,389,160
Phillips Petroleum Co. ............             97,085          4,490,181
Royal Dutch Petroleum Co. .........            601,509         34,624,362
Texaco, Inc. ......................            174,700          9,368,288
Union Pacific Resources Group, Inc.            161,385          2,340,083
Unocal Corp. ......................            110,027          3,273,303
USX-Marathon Group ................            138,204          3,601,942
                                                             ------------
                                                              156,168,795
                                                             ------------
INDUSTRIAL PRODUCTS -- 0.6%
McDermott International, Inc. .....            147,234          1,352,713
                                                             ------------


NATURAL GAS -- 12.3%
Coastal Corp. .....................             85,996          3,955,816
Columbia Energy Group .............             42,644          2,526,657
El Paso Energy Corp. ..............             93,952          3,793,312
Enron Corp. .......................            129,908          9,726,861
Williams Cos., Inc. (The) .........            147,816          6,494,666
                                                             ------------
                                                               26,497,312
                                                             ------------


SECURITY DESCRIPTION                             SHARES          VALUE
--------------------                             ------          -----

OIL AND GAS REFINING -- 2.9%
Ashland, Inc. ........................              56,517        $   1,889,787
Sunoco, Inc. .........................              69,510            1,902,836
Tosco Corp. ..........................              81,366            2,476,578
                                                                  -------------
                                                                      6,269,201
                                                                  -------------
OIL AND GAS SERVICES -- 12.1%
Baker Hughes, Inc. ...................             131,773            3,986,133
Halliburton Co. ......................             152,657            6,258,937
Rowan Cos., Inc. (a) .................              67,356            1,982,792
Schlumberger Ltd. ....................             123,016            9,410,724
Transocean Sedco Forex, Inc. .........              83,886            4,304,401
                                                                  -------------
                                                                     25,942,987
                                                                  -------------
TOTAL COMMON STOCKS --
     (Cost $207,094,509) .............                               216,23,008
                                                                  -------------
SHORT TERM INVESTMENTS -- 0.3%
MONEY MARKET FUND -- 0.3%
AIM Short Term Investment Class
     Prime Fund (Cost $702,799)                        703              702,799
                                                                  -------------
TOTAL INVESTMENTS -- 100.7%
     (Cost $207,797,308) .............                             216,933,807

OTHER ASSETS AND LIABILITIES -- (0.7)%                              (1,428,241)
                                                                 -------------
NET ASSETS -- 100.0% .................                           $ 215,505,566
                                                                 =============

(a) Non-income producing security.


See accompanying notes to financial statements

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)


SECURITY DESCRIPTION                           SHARES             VALUE
--------------------                           ------             -----
COMMON STOCKS -- 100.2%
BANKS -- 37.7%
AmSouth Bancorp ...................            110,759       $  1,654,462
Banc One Corp. ....................            325,288         11,181,775
Bank America Corp. ................            483,961         25,377,705
Bank of New York, Inc. ............            208,864          8,680,910
BB&T Corp. ........................             98,462          2,763,090
Chase Manhattan Corp. .............            233,806         20,384,960
Comerica, Inc. ....................             44,387          1,858,706
Fifth Third Bancorp ...............             87,558          5,516,154
First Union Corp. .................            280,239         10,438,903
Firstar Corp. .....................            278,022          6,377,129
FleetBoston Financial Corp. .......            259,662          9,477,663
Huntington Bancshares, Inc. .......             65,106          1,456,747
J.P. Morgan & Co., Inc. ...........             49,084          6,466,817
KeyCorp ...........................            126,757          2,408,383
Mellon Financial Corp. ............            144,286          4,256,437
National City Corp. ...............            174,830          3,605,869
Northern Trust Corp. ..............             63,187          4,269,072
Old Kent Financial Corp. ..........             34,683          1,120,694
PNC Bank Corp. ....................             83,434          3,759,745
Regions Financial Corp. ...........             61,984          1,414,010
SouthTrust Corp. ..................             47,590          1,210,571
State Street Corp. ................             45,400          4,398,125
Summit Bancorp ....................             49,533          1,300,241
SunTrust Banks, Inc. ..............             90,800          5,243,700
Synovus Financial Corp. ...........             79,222          1,495,315
U.S. Bancorp ......................            213,943          4,680,003
Union Planters Corp. ..............             39,948          1,230,898
Wachovia Corp. ....................             57,503          3,885,046
Wells Fargo & Co. .................            468,402         19,175,207
                                                              -----------
                                                              175,088,337
                                                              -----------

CONSUMER FINANCE -- 3.8%
Capital One Financial Corp. .......             55,938          2,681,528
Countrywide Credit Industries, Inc.             32,051            873,390
Household International, Inc. .....            133,325          4,974,689
MBNA Corp. ........................            227,360          5,797,680
Providian Financial Corp. .........             40,289          3,490,034
                                                              -----------
                                                               17,817,321
                                                              -----------

FINANCIAL SERVICES -- 31.2%
American Express Co. ..............            126,947         18,907,169
Aon Corp. .........................             72,746          2,346,059
Associates First
     Capital Corp. (Class A) ......            206,570          4,428,344
Citigroup, Inc. ...................            955,809         56,691,421
Fannie Mae ........................            290,781         16,410,953
Freddie Mac .......................            197,224          8,714,835
Marsh & McLennan Cos., Inc. .......             75,661          8,346,354
Morgan Stanley, Dean Witter,
     Discover and Co. .............            323,026         26,346,808
SLM Holding Corp. .................             45,097          1,502,294
T. Rowe Price Associates, Inc. ....             33,915          1,339,643
                                                              -----------
                                                              145,033,880
                                                              -----------


LIFE INSURANCE -- 3.1%
Aflac, Inc. .......................             75,517       $  3,440,743

SECURITY DESCRIPTION                                SHARES             VALUE
--------------------                                ------             -----
American General Corp. ...............              70,101            3,934,419
Conseco, Inc. ........................              92,642            1,059,593
Jefferson-Pilot Corp. ................              29,697            1,976,707
Lincoln National Corp. ...............              55,408            1,856,168
Torchmark Corp. ......................              37,257              861,568
UnumProvident Corp. ..................              67,988            1,155,796
                                                                     ----------
                                                                     14,284,994
                                                                     ----------
PROPERTY INSURANCE -- 16.1%
Allstate Corp. .......................             228,350            5,437,584
American International Group, Inc. ...             438,870           48,056,265
Chubb Corp. ..........................              49,907            3,371,842
CIGNA Corp. ..........................              47,732            3,615,699
Cincinnati Financial Corp. ...........              46,500            1,749,562
Hartford Financial Services
     Group, Inc. .....................              62,889            3,317,395
Loews Corp. ..........................              30,107            1,505,350
MBIA, Inc. ...........................              28,240            1,470,245
MGIC Investment Corp. ................              29,949            1,306,525
Progressive Corp. ....................              20,781            1,580,655
SAFECO Corp. .........................              36,833              978,377
St. Paul Cos., Inc. ..................              64,394            2,197,445
                                                                     ----------
                                                                     74,586,944
                                                                     ----------

SAVINGS AND LOANS -- 1.2%
Golden West Financial Corp. ..........              45,825            1,429,167
Washington Mutual, Inc. ..............             163,736            4,339,004
                                                                     ----------
                                                                      5,768,171
                                                                     ----------
SECURITY DEALERS/
ASSET MANAGEMENT -- 7.1%
Bear Stearns Cos., Inc. ..............              32,200            1,469,125
Franklin Resources, Inc. .............              70,507            2,357,578
Lehman Brothers Holdings, Inc. .......              34,072            3,304,984
Merrill Lynch & Co., Inc. ............             104,836           11,007,780
Paine Webber Group, Inc. .............              40,459            1,780,196
Schwab (Charles) Corp. ...............             232,579           13,213,394
                                                                     ----------
                                                                     33,133,057
                                                                     ----------

TOTAL COMMON STOCKS --
     (Cost $455,905,439) .............                              465,712,704
                                                                  -------------

SHORT TERM INVESTMENTS -- 0.1%
MONEY MARKET FUND -- 0.1%
AIM Short Term Investment Class
     Prime Fund  (Cost $350,000) .....                 350              350,000
                                                                     ----------


TOTAL INVESTMENTS -- 100.3%
     (Cost $456,255,439) .............                              466,062,704

OTHER ASSETS AND LIABILITIES -- (0.3)%                               (1,252,445)
                                                                   ------------

NET ASSETS -- 100.0% .................                            $ 464,810,259
                                                                  =============


See accompanying notes to financial statements

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                          SHARES          VALUE
--------------------                          ------          -----
COMMON STOCKS -- 99.8%
ELECTRICAL EQUIPMENT -- 28.1%
Cooper Industries, Inc. ..........            30,309       $ 1,060,815
 Emerson Electric Co. ............            46,968         2,483,433
General Electric Co. .............            90,242        14,004,431
                                                           -----------
                                                            17,548,679
                                                           -----------

ENGINEERING & CONSTRUCTION -- 1.5%
Fluor Corp. ......................            30,099           933,069
                                                           -----------


MANUFACTURING -- 47.5%
Briggs & Stratton Corp. ..........            21,347           877,895
Corning, Inc. ....................            23,233         4,507,202
Crane Co. ........................            38,363           903,928
Danaher Corp. ....................            27,634         1,409,334
Eaton Corp. ......................            15,617         1,218,126
Honeywell International, Inc. ....            72,217         3,804,933
Illinois Tool Works, Inc. ........            34,935         1,930,159
Johnson Controls, Inc. ...........            20,063         1,084,656
Minnesota Mining &
     Manufacturing Co. ...........            31,682         2,805,837
National Service Industries, Inc..            39,927           840,963
Pall Corp. .......................            42,700           958,081
Parker-Hannifin Corp. ............            27,194         1,123,452
Textron, Inc. ....................            23,853         1,452,051
Tyco Laboratories, Inc. ..........           134,588         6,712,577
                                                           -----------
                                                            29,629,194
                                                           -----------

MACHINERY-DIVERSIFIED -- 12.4%
Caterpillar, Inc. ................            45,443         1,792,158
Deere & Co. ......................            37,664         1,431,232
Dover Corp. ......................            31,229         1,495,088
Ingersoll-Rand Co. ...............            30,334         1,342,280
Milacron, Inc. ...................            56,340           813,409
Nacco Industries, Inc. (Class A)..            17,423           835,215
                                                           -----------
                                                             7,709,382
                                                           -----------



SECURITY DESCRIPTION                              SHARES               VALUE
--------------------                              ------               -----
MOTOR VEHICLES -- 6.6%
Cummins Engine Co., Inc. .............             23,839        $    895,452
Dana Corp. ...........................             40,452           1,140,241
Navistar International Corp.(a) ......             24,313             975,559
PACCAR, Inc. .........................             22,321           1,116,050
                                                                 ------------
                                                                    4,127,302
                                                                 ------------

WASTE MANAGEMENT -- 3.7%
Allied Waste Industries, Inc.(a) .....            138,090             906,216
Waste Management, Inc. ...............            100,470           1,375,183
                                                                 ------------
                                                                    2,281,399
                                                                 ------------

TOTAL COMMON STOCKS --
     (Cost $69,139,338) ..............                             62,229,025
                                                                 ------------


SHORT TERM INVESTMENTS -- 0.3%
MONEY MARKET FUND -- 0.3%
AIM Short Term Investment Class
      Prime Fund (Cost $183,974) .....                184             183,974
                                                                 ------------


TOTAL INVESTMENTS -- 100.1%
     (Cost $69,323,312) ..............                             62,412,999


OTHER ASSETS AND LIABILITIES -- (0.1)%                                (44,115)
                                                                 ------------



NET ASSETS -- 100.0% .................                           $ 62,368,884
                                                                 ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                          SHARES            VALUE
--------------------                          ------            -----
COMMON STOCKS -- 99.8%
BIOTECHNOLOGY -- 1.5%
Amgen, Inc. (a) .................            296,179       $ 18,177,986
Biogen, Inc. (a) ................             42,680          2,982,265
                                                           ------------
                                                             21,160,251
                                                           ------------

COMMUNICATIONS EQUIPMENT -- 13.7%
Adaptec, Inc. (a) ...............             29,457          1,137,777
ADC Telecommunications, Inc. (a)              85,448          4,603,511
Andrew Corp. (a) ................             30,416            695,766
Comverse Technology, Inc. (a) ...             21,723          4,105,647
Global Crossing Ltd. (a) ........            222,100          9,092,219
Lucent Technologies, Inc. .......            908,379         55,184,024
Motorola, Inc. ..................            203,913         29,032,113
Nortel Networks Corp. ...........            415,160         52,310,160
QUALCOMM, Inc. (a) ..............            210,268         31,395,641
Scientific-Atlanta, Inc. ........             53,739          3,409,068
Tellabs, Inc. (a) ...............            116,784          7,355,567
                                                           ------------
                                                            198,321,493
                                                           ------------

COMPUTER HARDWARE -- 28.8%
3Com Corp. (a) ..................            102,424          5,697,335
Apple Computer, Inc. (a) ........             49,466          6,718,101
Cabletron Systems, Inc. (a) .....             63,602          1,864,334
Cisco Systems, Inc. (a) .........          1,950,092        150,766,488
Compaq Computer Corp. ...........            488,979         13,019,066
Dell Computer Corp. (a) .........            734,884         39,637,806
EMC Corp. (a) ...................            292,588         36,573,500
Gateway 2000, Inc. (a) ..........             94,810          5,024,930
Hewlett-Packard Co. .............            287,878         38,161,827
International Business
     Machines Corp. .............            513,667         60,612,706
Lexmark International Group, Inc.
     (Class A) (a) ..............             36,302          3,838,937
NCR Corp. (a) ...................             27,311          1,095,854
Network Appliance, Inc. (a) .....             98,368          8,139,952
Seagate Technology, Inc. (a) ....             66,085          3,981,621
Silicon Graphics, Inc. (a) ......             61,435            648,907
Sun Microsystems, Inc. (a) ......            454,345         42,573,546
                                                           ------------
                                                            418,354,910
                                                           ------------
COMPUTERS SOFTWARE -- 23.3%
Adobe Systems, Inc. .............             37,078          4,127,245
America Online, Inc. (a) ........            653,110         43,921,647
Autodesk, Inc. ..................             22,746          1,034,943
BMC Software, Inc. (a) ..........             72,464          3,577,910
Citrix Systems, Inc. (a) ........             51,027          3,380,539
Computer Associates
     International, Inc. ........            170,376         10,084,130
Compuware Corp. (a) .............            107,070          2,255,162
Microsoft Corp. (a) .............          1,483,402        157,611,462
Novell, Inc. (a) ................             98,330          2,814,696
Oracle Corp. (a) ................            811,968         63,384,252
Parametric Technology Corp. (a) .             88,056          1,854,680
PeopleSoft, Inc. ................             85,996          1,719,920
Unisys Corp. (a) ................             92,640          2,362,320

COMPUTERS SOFTWARE -- (CONTINUED)
VERITAS Software Corp. (a) ......            108,400       $ 14,192,953


SECURITY DESCRIPTION                          SHARES             VALUE
--------------------                          ------             -----
Yahoo!, Inc. (a) ................            150,035         25,712,248
                                                            -----------
                                                            338,034,107
                                                            -----------

DEFENSE/AEROSPACE -- 1.3%
B.F. Goodrich Co. .................            36,313         1,041,729
Boeing Co. ........................           250,311         9,496,174
General Dynamics Corp. ............            60,398         3,004,800
Lockheed Martin Corp. .............           116,563         2,382,256
Northrop Grumman Corp. ............            21,904         1,159,543
Raytheon Co. (Class B) ............            98,146         1,742,092
                                                            -----------
                                                             18,826,594
                                                            -----------

ELECTRICAL EQUIPMENT -- 1.2%
Conexant Systems, Inc. (a) ........            61,079         4,336,609
Molex, Inc. .......................            55,773         3,276,664
Rockwell International Corp. ......            56,292         2,353,709
Solectron Corp. (a) ...............           174,126         6,975,923
Thomas & Betts Corp. ..............            19,486           550,479
                                                            -----------
                                                             17,493,384
                                                            -----------

ELECTRONICS -- 1.6%
Analog Devices, Inc. (a) ..........            99,614         8,025,153
Linear Technology Corp. ...........            86,700         4,762,651
PE Corp. - PE Biosystems Group ....            63,727         6,149,655
PerkinElmer, Inc. .................            18,209         1,210,899
Tektronix, Inc. ...................            18,200         1,019,200
W.W. Grainger, Inc. ...............            29,182         1,583,124
                                                            -----------
                                                             22,750,682
                                                            -----------

INFORMATION SERVICES -- 2.4%
Automatic Data Processing, Inc. ...           183,042         8,831,777
Ceridian Corp. (a) ................            45,314           869,462
Computer Sciences Corp. (a) .......            49,984         3,954,984
Electronic Data Systems Corp. .....           136,552         8,764,932
Equifax, Inc. .....................            44,039         1,111,985
First Data Corp. ..................           122,353         5,414,120
Paychex, Inc. .....................            74,905         3,923,149
Sabre Holdings Corp. ..............            36,700         1,355,606
                                                            -----------
                                                             34,226,015
                                                            -----------

MANUFACTURING -- 0.7%
Millipore Corp. ...................            16,583           935,903
Thermo Electron Corp. (a) .........            52,256         1,064,716
United Technologies Corp. .........           137,460         8,685,754
                                                            -----------
                                                             10,686,373
                                                            -----------

MOTOR VEHICLES -- 0.1%
TRW, Inc. .........................            37,270         2,180,295
                                                            -----------

OFFICE EQUIPMENT & SUPPLIES -- 0.2%
Pitney Bowes, Inc. ................            77,694         3,471,951
                                                            -----------

COMMON STOCKS -- (CONTINUED)
PHOTOGRAPHY/IMAGING -- 0.7%
Eastman Kodak Co. .................            91,831       $ 4,987,571
IKON Office Solutions, Inc. .......            51,484           318,557
Polaroid Corp. ....................            17,736           421,230
Xerox Corp. .......................           191,594         4,981,444
                                                            -----------

See accompanying notes to financial statements

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)

SECURITY DESCRIPTION                         SHARES         VALUE
--------------------                         ------         -----
                                                          10,708,802
                                                          ----------

SEMI-CONDUCTORS -- 15.4%
Advanced Micro Devices, Inc. (a)            50,142         2,861,228
Applied Materials, Inc. (a) ....           222,556        20,975,903
Intel Corp. ....................           952,226       125,634,318
KLA-Tencor Corp. (a) ...........            57,406         4,836,455
LSI Logic Corp. (a) ............            91,267         6,628,266
Micron Technology, Inc. (a) ....            80,895        10,192,770
National Semiconductor Corp. (a)            54,663         3,313,944
Teradyne, Inc. (a) .............            48,666         4,002,779
Texas Instruments, Inc. ........           233,846        37,415,360
Xilinx, Inc. (a) ...............            91,472         7,575,025
                                                         -----------
                                                         223,436,048
                                                         -----------

TELEPHONE -- 6.7%
AT&T Corp. .....................           910,602        51,221,362
CenturyTel, Inc. ...............            43,285         1,606,956
MCI WorldCom, Inc. (a) .........           635,986        28,818,116
Sprint Corp. ...................           250,888        15,805,944
                                                         -----------
                                                          97,452,378
                                                         -----------

WIRELESS COMMUNICATIONS -- 2.2%
Nextel Communications, Inc.



SECURITY DESCRIPTION                               SHARES             VALUE
--------------------                               ------             -----
     (Class A) (a) .................              107,603       $   15,952,145
Sprint Corp. (PCS Group) (a) .......              250,402           16,354,380
                                                                --------------

                                                                    32,306,525
                                                                --------------

TOTAL COMMON STOCKS --
     (Cost $1,107,667,866) .........                             1,449,409,808
                                                                --------------

SHORT TERM INVESTMENTS -- 0.0% (b)
MONEY MARKET FUNDS -- 0.0% (b)
AIM Short Term Investment Class
     Prime Fund ....................              138,563              138,563
Federated Prime Obligations Fund ...               93,016               93,016
                                                                --------------


TOTAL SHORT TERM INVESTMENTS --
     (Cost $231,579) ...............                                   231,579
                                                                --------------

TOTAL INVESTMENTS -- 99.8%
     (Cost $1,107,899,445) .........                             1,449,641,387

OTHER ASSETS AND LIABILITIES -- 0.2%                                 2,181,975
                                                                --------------


NET ASSETS -- 100.0% ...............                            $1,451,823,362
                                                                ==============

(a) Non-income producing security.
(b) Amount shown represents less than 0.01%



See accompanying notes to financial statements

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)


SECURITY DESCRIPTION                         SHARES           VALUE
--------------------                         ------           -----

COMMON STOCKS -- 100.6%
ELECTRIC UTILITIES -- 42.9%
AES Corp. (a) ...................            27,631       $ 2,175,941
Ameren Corp. ....................            26,022           805,056
American Electric Power Co., Inc.            32,733           975,853
Carolina Power & Light Co. ......            27,919           905,623
Central & South West Corp. ......            42,588           726,658
Cinergy Corp. ...................            33,367           717,390
CMS Energy Corp. ................            29,998           543,714
Consolidated Edison, Inc. .......            36,088         1,046,552
Constellation Energy Group, Inc.             27,462           875,351
Dominion Resources, Inc. ........            35,536         1,365,915
DTE Energy Co. ..................            26,989           782,681
Duke Energy Corp. ...............            47,565         2,497,162
Edison International ............            58,916           975,796
Entergy Corp. ...................            43,913           886,494
FirstEnergy Corp. ...............            42,474           876,026
Florida Progress Corp. ..........            18,088           829,787
FPL Group, Inc. .................            27,174         1,251,702
GPU, Inc. .......................            26,135           715,446
New Century Energies, Inc. ......            24,129           725,378
Niagara Mohawk Holdings, Inc. (a)            45,682           616,707
Northern States Power Co. .......            34,372           683,144
Peco Energy Co. .................            29,630         1,092,606
PG&E Corp. ......................            58,514         1,228,794
Pinnacle West Capital Corp. .....            21,438           604,284
PPL Corp. .......................            32,105           672,198
Public Service Enterprise, Inc. .            36,007         1,066,707
Reliant Energy, Inc. ............            47,968         1,124,250
Southern Co. ....................            90,551         1,969,484
Texas Utilities Co. .............            42,058         1,248,597
Unicom Corp. ....................            33,156         1,210,194
                                                           ----------
                                                           31,195,490
                                                           ----------


SECURITY DESCRIPTION                               SHARES           VALUE
--------------------                               ------           -----
NATURAL GAS -- 3.5%
Eastern Enterprises ..................              8,431        $    504,806
NICOR, Inc. ..........................             15,295             503,779
ONEOK, Inc. ..........................             16,970             424,250
Peoples Energy Corp. .................             15,769             432,662
Sempra Energy ........................             41,663             697,855
                                                                 ------------

                                                                    2,563,352
                                                                 ------------

TELEPHONE -- 54.2%
ALLTEL Corp. .........................             40,558           2,557,689
Bell Atlantic Corp. ..................            174,911          10,691,435
BellSouth Corp. ......................             73,687           3,463,289
GTE Corp. ............................             47,267           3,355,957
SBC Communications, Inc. .............            384,337          16,142,154
U.S. West, Inc. ......................             45,110           3,276,114
                                                                 ------------

                                                                   39,486,638
                                                                 ------------

TOTAL COMMON STOCKS --
     (Cost $79,872,554) ..............                             73,245,480
                                                                 ------------

SHORT TERM INVESTMENTS -- 0.3%
MONEY MARKET FUND -- 0.3%
AIM Short Term Investment Class
     Prime Fund  (Cost $265,868) .....                266             265,868
                                                                 ------------


TOTAL INVESTMENTS -- 100.9%
     (Cost $80,138,422) ..............                             73,511,348

OTHER ASSETS AND LIABILITIES -- (0.9)%                               (681,012)
                                                                 ------------

NET ASSETS -- 100.00% ................                           $ 72,830,336
                                                                 ============

(a) Non-income producing security.




See accompanying notes to financial statements

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)

                                                            THE BASIC         THE CONSUMER         THE CONSUMER       THE CYCLICAL/
                                                            INDUSTRIES          SERVICES             STAPLES          TRANSPORTATION
                                                          SELECT SECTOR       SELECT SECTOR       SELECT SECTOR       SELECT SECTOR
                                                            SPDR FUND           SPDR FUND           SPDR FUND           SPDR FUND
                                                            ---------           ---------           ---------           ---------

ASSETS
   Investments in securities, at value (Note 2)           $ 115,452,493       $  86,463,796       $ 259,555,089       $ 128,408,091
   Cash                                                          12,566              10,000              10,000              12,812
   Receivable for investments sold                                   --           2,301,915           5,366,622             134,390
   Receivable for income delivered for Select Sector
      SPDRs purchased in-kind                                        --                  --                  --                  --
   Dividends receivable (Note 2)                                133,207              22,135             490,208             118,868
   Prepaid expenses                                               1,410               1,472               3,514               2,093
                                                          -------------       -------------       -------------       -------------
      TOTAL ASSETS                                          115,599,676          88,799,318         265,425,433         128,676,254
                                                          -------------       -------------       -------------       -------------

LIABILITIES
   Payable for investments purchased                                 --           2,377,191           5,340,227             150,106
   Payable for income delivered for Select Sector
      SPDRs redeemed in-kind                                         --                  --                  --                  --
   Distributions payable (Note 2)                               112,065                  --             888,301             212,799
   Accrued advisory fees (Note 3)                                 4,668               3,907              11,446               6,386
   Accrued trustees fees (Note 3)                                 1,396                  --               2,084                 842
   Accrued distribution fees (Note 3)                            94,189              72,353             172,534              77,191
   Accrued expenses and other liabilities                        16,451              19,016              96,442              18,517
                                                          -------------       -------------       -------------       -------------
      TOTAL LIABILITIES                                         228,769           2,472,467           6,511,034             465,841
                                                          -------------       -------------       -------------       -------------
      NET ASSETS                                          $ 115,370,907       $  86,326,851       $ 258,914,399       $ 128,210,413
                                                          =============       =============       =============       =============

NET ASSETS REPRESENTED BY:
   Paid in surplus (Note 4)                               $ 134,368,072       $  77,927,981       $ 303,133,490       $ 136,811,060
   Undistributed (distribution in excess of)
      net investment income                                      80,278              (2,881)            (13,603)            (16,309)
   Accumulated net realized gain (loss) on
      investments                                              (728,939)          6,145,378         (13,723,033)         (1,273,758)
   Net unrealized appreciation (depreciation)
      on investments                                        (18,348,504)          2,256,373         (30,482,455)         (7,310,580)
                                                          -------------       -------------       -------------       -------------
         NET ASSETS                                       $ 115,370,907       $  86,326,851       $ 258,914,399       $ 128,210,413
                                                          =============       =============       =============       =============

NET ASSET VALUE PER SELECT SECTOR SPDR
   Net asset value per Select Sector SPDR                 $       23.07       $       30.83       $       21.14       $       29.14
                                                          =============       =============       =============       =============
   Shares outstanding (unlimited amount authorized,
      $0.001 par value)                                       5,000,000           2,800,000          12,250,027           4,400,000
                                                          =============       =============       =============       =============
   Cost of investments                                    $ 133,800,997       $  84,207,423       $ 290,037,544       $ 135,718,671
                                                          =============       =============       =============       =============


See accompanying notes to financial statements.

                                                     THE ENERGY     THE FINANCIAL    THE INDUSTRIAL   THE TECHNOLOGY   THE UTILITIES
                                                   SELECT SECTOR    SELECT SECTOR    SELECT SECTOR    SELECT SECTOR    SELECT SECTOR
                                                     SPDR FUND        SPDR FUND        SPDR FUND        SPDR FUND        SPDR FUND
                                                     ---------        ---------        ---------        ---------        ---------

ASSETS
   Investments in securities,
     at value (Note 2)                          $   216,933,807  $   466,062,704  $    62,412,999  $ 1,449,641,387  $    73,511,348
   Cash                                                  15,728            9,405           32,227           77,960           10,000
   Receivable for investments
     sold                                             9,778,160               --        2,175,254       22,428,440        7,125,223
   Receivable for income delivered
     for Select Sector SPDRs
     purchased in-kind                                      134               --               --            9,206               --
   Dividends receivable (Note 2)                        168,022          613,641           141,170         397,799          180,621
   Prepaid expenses                                       2,504            4,681             1,543          14,273            7,234
                                                ---------------  ---------------   --------------- ---------------  ---------------
      TOTAL ASSETS                                  226,898,355      466,690,431        64,763,193   1,472,569,065       80,834,426
                                                ---------------  ---------------   ---------------  --------------- ---------------

LIABILITIES
   Payable for investments purchased                 10,436,404               --         2,246,916       19,583,098       7,214,869
   Payable for income delivered for
     Select Sector  SPDRs redeemed in-kind                  177               --                --          139,441              --
   Distributions payable (Note 2)                       755,837        1,582,309            80,963               --         705,799
   Accrued advisory fees (Note 3)                         9,692           17,996             4,249           54,977           4,077
   Accrued trustees fees (Note 3)                         3,671               --                --           18,136              --
   Accrued distribution fees (Note 3)                   155,868          227,900            49,091          784,265           68,542
   Accrued expenses and other liabilities                31,140           51,967            13,090          165,786           10,803
                                                ---------------  ---------------   ---------------  ---------------  ---------------
      TOTAL LIABILITIES                              11,392,789        1,880,172         2,394,309       20,745,703        8,004,090
                                                ---------------   --------------   ---------------  ---------------  ---------------
      NET ASSETS                                $   215,505,566  $   464,810,259   $    62,368,884  $ 1,451,823,362  $    72,830,336
                                                ===============  ===============   ===============  ===============  ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus (Note 4)                        189,855,284   $   456,203,358   $    64,253,529  $ 1,011,471,033  $   85,923,738
   Undistributed (distribution in excess of)
      net investment income                            (25,646)           49,303             8,798       (1,679,665)          9,967
   Accumulated net realized gain (loss) on
      investments                                   16,539,429        (1,249,667)        5,016,870      100,290,052      (6,476,295)
   Net unrealized appreciation (depreciation)
      on investments                                 9,136,499         9,807,265        (6,910,313)     341,741,942      (6,627,074)
                                               ---------------   ---------------   ---------------  ---------------  ---------------
         NET ASSETS                            $   215,505,566   $   464,810,259   $    62,368,884  $ 1,451,823,362  $   72,830,336
                                               ===============   ===============   ===============  ===============  ==============
NET ASSET VALUE PER SELECT SECTOR SPDR
   Net asset value per Select Sector SPDR      $         29.32   $         24.27   $         29.01  $         60.24  $        26.48
                                               ===============   ===============   ===============  ===============  ==============
   Shares outstanding (unlimited amount
     authorized $0.001 par value)                    7,350,000        19,150,286         2,150,000       24,100,003       2,750,002
                                               ===============   ===============   ===============  ===============  ==============
   Cost of investments                         $   207,797,308   $   456,255,439   $    69,323,312  $ 1,107,899,445  $   80,138,422
                                               ===============   ===============   ===============  =============== ===============


THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                                               THE BASIC        THE CONSUMER       THE CONSUMER       THE CYCLICAL/
                                                              INDUSTRIES          SERVICES            STAPLES         TRANSPORTATION
                                                             SELECT SECTOR      SELECT SECTOR      SELECT SECTOR      SELECT SECTOR
                                                               SPDR FUND          SPDR FUND          SPDR FUND          SPDR FUND
                                                               ---------          ---------          ---------          ---------

INVESTMENT INCOME
   Dividend income (Note 2)                                  $  1,006,967       $    238,302       $  1,717,990       $    632,950
   Foreign taxes withheld                                          (5,464)            (2,966)            (2,748)                --
                                                             ------------       ------------       ------------       ------------
      TOTAL INVESTMENT INCOME                                   1,001,503            235,336          1,715,242            632,950
                                                             ------------       ------------       ------------       ------------

EXPENSES
   Distribution fee (Note 3)                                      128,068            112,679            261,978            131,459
   Administration, custody
      and transfer agency fee (Note 3)                             51,227             45,071            104,791             52,584
   License fee (Note 3)                                            30,734             27,059             62,962             31,630
   Advisory Fee (Note 3)                                           25,614             22,536             52,396             26,292
   Professional fees                                                6,139              4,774              9,875              3,798
   Trustee fees (Note 3)                                            5,156              5,138              8,940              3,599
   SEC registration expense                                         3,931              3,110              6,602              2,718
   Printing and postage expense                                     3,730              2,803              5,846              2,283
   Insurance expense                                                  705                585              1,254                522
   Miscellaneous expenses                                             239                226                225                187
                                                             ------------       ------------       ------------       ------------
      TOTAL EXPENSES                                              255,543            223,981            514,869            255,072
                                                             ------------       ------------       ------------       ------------
      NET INVESTMENT INCOME (LOSS)                                745,960             11,355          1,200,373            377,878
                                                             ------------       ------------       ------------       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) on investment transactions           (656,336)         6,244,708        (13,512,862)          (979,429)
   Net change in unrealized appreciation (depreciation)        (8,142,510)           898,978        (11,895,004)        (5,234,154)
                                                             ------------       ------------       ------------       ------------
      NET REALIZED AND UNREALIZED
         GAIN (LOSS) ON INVESTMENTS                            (8,798,846)         7,143,686        (25,407,866)        (6,213,583)
                                                             ------------       ------------       ------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                 $ (8,052,886)      $  7,155,041       $(24,207,493)      $ (5,835,705)
                                                             ============       ============       ============       ============



See accompanying notes to financial statements.

                                             THE ENERGY      THE FINANCIAL     THE INDUSTRIAL    THE TECHNOLOGY    THE UTILITIES
                                           SELECT SECTOR     SELECT SECTOR     SELECT SECTOR     SELECT SECTOR     SELECT SECTOR
                                             SPDR FUND         SPDR FUND         SPDR FUND         SPDR FUND         SPDR FUND
                                             ---------         ---------         ---------         ---------         ---------

INVESTMENT INCOME
   Dividend income (Note 2)                $   1,714,189     $   3,009,951     $     726,351     $   1,433,162     $   1,554,694
   Foreign taxes withheld                           (400)               --                --            (3,894)               --
                                           -------------     -------------     -------------     -------------     -------------
      TOTAL INVESTMENT INCOME                  1,713,789         3,009,951           726,351         1,429,268         1,554,694
                                           -------------     -------------     -------------     -------------     -------------

EXPENSES
   Distribution fee (Note 3)                     233,179           370,019           112,047         1,289,303           116,442
   Administration, custody
      and transfer agency fee (Note 3)            93,272           148,008            44,819           515,721            41,490
   License fee (Note 3)                           56,025            89,013            26,903           309,815            27,938
   Advisory Fee (Note 3)                          46,636            74,004            22,409           257,860            23,288
   Professional fees                              11,154            11,030             5,319            54,711             6,166
   Trustee fees (Note 3)                           9,195            10,769             5,078            45,626             5,861
   SEC registration expense                        7,184             7,544             3,489            35,823             3,977
   Printing and postage expense                    6,634             6,865             3,124            33,085             3,543
   Insurance expense                               1,272             1,451               620             6,446                --
   Miscellaneous expenses                          5,293               299               372               481               452
                                           -------------     -------------     -------------     -------------     -------------
      TOTAL EXPENSES                             469,844           719,002           224,180         2,548,871           229,157
                                           -------------     -------------     -------------     -------------     -------------
      NET INVESTMENT INCOME (LOSS)             1,243,945         2,290,949           502,171        (1,119,603)        1,325,537
                                           -------------     -------------     -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) on
      investment transactions                 17,274,269          (974,638)        5,059,590       102,225,636        (6,506,912)
   Net change in unrealized
      appreciation (depreciation)               (334,772)       26,605,154        (8,291,147)      273,089,510        (4,484,945)
                                           -------------     -------------     -------------     -------------     -------------
      NET REALIZED AND UNREALIZED
         GAIN (LOSS) ON INVESTMENTS           16,939,497        25,630,516        (3,231,557)      375,315,146       (10,991,857)
                                           -------------     -------------     -------------     -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               $  18,183,442     $  27,921,465     $  (2,729,386)    $ 374,195,543     $  (9,666,320)
                                           =============     =============     =============     =============     =============

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                               THE BASIC INDUSTRIES                    THE CONSUMER SERVICES
                                                              SELECT SECTOR SPDR FUND                 SELECT SECTOR SPDR FUND
                                                          ----------------------------------      ----------------------------------
                                                           (UNAUDITED)                             (UNAUDITED)
                                                           SIX MONTHS           PERIOD(*)          SIX MONTHS           PERIOD(*)
                                                              ENDED               ENDED               ENDED               ENDED
                                                            3/31/2000           9/30/1999           3/31/2000           9/30/1999
                                                            ---------           ---------           ---------           ---------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
      Net investment income (loss)                        $     745,960       $     703,808       $      11,355       $     (50,400)
      Net realized gain (loss) on investment
         transactions                                          (656,336)          5,078,135           6,244,708           1,454,676
      Net change in unrealized appreciation
         (depreciation)                                      (8,142,510)        (10,205,994)            898,978           1,357,395
                                                          -------------       -------------       -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                              (8,052,886)         (4,424,051)          7,155,041           2,761,671
                                                          -------------       -------------       -------------       -------------

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
   PRICE OF UNITS ISSUED AND REDEEMED, NET                     (103,472)             12,794               1,828             (16,064)
                                                          -------------       -------------       -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
      Net investment income                                    (597,551)           (681,486)                 --                  --
      In excess of net investment income                             --                  --                  --                  --
      Net realized gain                                        (177,307)                 --            (414,000)                 --
                                                          -------------       -------------       -------------       -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (774,858)           (681,486)           (414,000)                 --
                                                          -------------       -------------       -------------       -------------

NET INCREASE IN NET ASSETS FROM
   SPDRS TRANSACTIONS (NOTE 4)                               42,415,075          86,968,680          19,164,424          57,662,840
                                                          -------------       -------------       -------------       -------------

      Net increase in net assets during period               33,483,859          81,875,937          25,907,293          60,408,447
      Net assets at beginning of period                      81,887,048              11,111          60,419,558              11,111
                                                          -------------       -------------       -------------       -------------

NET ASSETS END OF PERIOD(1)                               $ 115,370,907       $  81,887,048       $  86,326,851       $  60,419,558
                                                          =============       =============       =============       =============

(1) Including undistributed (distribution
     in excess of) net investment income                  $      80,278       $      35,341       $      (2,881)      $     (16,064)
                                                          =============       =============       =============       =============

(*) Commencement of operations was on December 16, 1998.



See accompanying notes to financial statements.

                                                               THE CONSUMER STAPLES                 THE CYCLICAL/TRANSPORTATION
                                                              SELECT SECTOR SPDR FUND                 SELECT SECTOR SPDR FUND
                                                          ---------------------------------       ---------------------------------
                                                           (UNAUDITED)                             (UNAUDITED)
                                                            SIX MONTHS          PERIOD(*)           SIX MONTHS          PERIOD(*)
                                                              ENDED               ENDED               ENDED               ENDED
                                                            3/31/2000           9/30/1999           3/31/2000           9/30/1999
                                                            ---------           ---------           ---------           ---------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
      Net investment income (loss)                        $   1,200,373       $     968,872       $     377,878       $     117,072
      Net realized gain (loss) on investment
         transactions                                       (13,512,862)          1,143,552            (979,429)            322,104
      Net change in unrealized appreciation
         (depreciation)                                     (11,895,004)        (18,587,451)         (5,234,154)         (2,076,426)
                                                          -------------       -------------       -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                             (24,207,493)        (16,475,027)         (5,835,705)         (1,637,250)
                                                          -------------       -------------       -------------       -------------

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
   PRICE OF UNITS ISSUED AND REDEEMED, NET                       (7,360)             59,660             (34,180)             10,947
                                                          -------------       -------------       -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
      Net investment income                                  (1,245,365)           (968,872)           (352,154)           (117,072)
      In excess of net investment income                             --             (20,911)                 --             (18,800)
      Net realized gain                                              --                  --                  --                  --
                                                          -------------       -------------       -------------       -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (1,245,365)           (989,783)           (352,154)           (135,872)
                                                          -------------       -------------       -------------       -------------

NET INCREASE IN NET ASSETS FROM
   SPDRS TRANSACTIONS (NOTE 4)                              166,724,065         135,044,591          99,108,158          37,075,358
                                                          -------------       -------------       -------------       -------------

      Net increase in net assets during period              141,263,847         117,639,441          92,886,119          35,313,183
      Net assets at beginning of period                     117,650,552              11,111          35,324,294              11,111
                                                          -------------       -------------       -------------       -------------

NET ASSETS END OF PERIOD(1)                               $ 258,914,399       $ 117,650,552       $ 128,210,413       $  35,324,294
                                                          =============       =============       =============       =============

(1) Including undistributed (distribution
     in excess of) net investment income                  $     (13,603)      $      38,749       $     (16,309)      $      (7,853)
                                                          =============       =============       =============       =============

                                                                    THE ENERGY
                                                              SELECT SECTOR SPDR FUND
                                                          ---------------------------------
                                                           (UNAUDITED)
                                                            SIX MONTHS          PERIOD(*)
                                                              ENDED               ENDED
                                                            3/31/2000           9/30/1999
                                                            ---------           ---------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
      Net investment income (loss)                        $   1,243,945       $   1,608,123
      Net realized gain (loss) on investment
         transactions                                        17,274,269           8,728,547
      Net change in unrealized appreciation
         (depreciation)                                        (334,772)          9,471,271
                                                          -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                              18,183,442          19,807,941
                                                          -------------       -------------

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
   PRICE OF UNITS ISSUED AND REDEEMED, NET                       32,812             378,336
                                                          -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
      Net investment income                                  (1,261,850)         (1,608,123)
      In excess of net investment income                             --            (418,950)
      Net realized gain                                              --                  --
                                                          -------------       -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (1,261,850)         (2,027,073)
                                                          -------------       -------------

NET INCREASE IN NET ASSETS FROM
   SPDRS TRANSACTIONS (NOTE 4)                               48,915,270         131,465,577
                                                          -------------       -------------

      Net increase in net assets during period               65,869,674         149,624,781
      Net assets at beginning of period                     149,635,892              11,111
                                                          -------------       -------------

NET ASSETS END OF PERIOD(1)                               $ 215,505,566       $ 149,635,892
                                                          =============       =============

(1) Including undistributed (distribution
     in excess of) net investment income                  $     (25,646)      $     (40,553)
                                                          =============       =============

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  THE FINANCIAL                           THE INDUSTRIAL
                                                              SELECT SECTOR SPDR FUND                 SELECT SECTOR SPDR FUND
                                                          ---------------------------------       ---------------------------------
                                                             (UNAUDITED)                             (UNAUDITED)
                                                              SIX MONTHS          PERIOD(*)           SIX MONTHS          PERIOD(*)
                                                                ENDED               ENDED               ENDED               ENDED
                                                              3/31/2000           9/30/1999           3/31/2000           9/30/1999
                                                              ---------           ---------           ---------           ---------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
      Net investment income (loss)                        $   2,290,949       $     958,015       $     502,171       $     329,645
      Net realized gain (loss) on investment
         transactions                                          (974,638)          4,854,084           5,059,590           2,128,356
      Net change in unrealized appreciation
         (depreciation)                                      26,605,154         (16,797,889)         (8,291,147)          1,380,834
                                                          -------------        ------------        ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                              27,921,465         (10,985,790)         (2,729,386)          3,838,835
                                                          -------------        ------------        ------------        ------------
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
   PRICE OF UNITS ISSUED AND REDEEMED, NET                       99,492              32,335            (115,355)             (8,091)
                                                          -------------        ------------        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
      Net investment income                                  (2,348,759)           (958,015)           (422,848)           (277,354)
      In excess of net investment income                             --             (24,867)                 --                  --
      Net realized gain                                              --                  --            (147,641)                 --
                                                          -------------        ------------        ------------        ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (2,348,759)           (982,882)           (570,489)           (277,354)
                                                          -------------        ------------        ------------        ------------
NET INCREASE IN NET ASSETS FROM
   SPDRS TRANSACTIONS (NOTE 4)                              315,729,097         135,334,190            (178,868)         62,398,481
                                                          -------------        ------------        ------------        ------------
      Net increase in net assets during period              341,401,295         123,397,853          (3,594,098)         65,951,871
      Net assets at beginning of period                     123,408,964              11,111          65,962,982              11,111
                                                          -------------        ------------        ------------        ------------
NET ASSETS END OF PERIOD(1)                               $ 464,810,259       $ 123,408,964       $  62,368,884       $  65,962,982
                                                          =============       =============       =============       =============
(1) Including undistributed (distribution
    in excess of) net investment income                   $      49,303       $       7,621       $       8,798       $      44,830
                                                          =============       =============       =============       =============

(*) Commencement of operations was on December 16, 1998.



See accompanying notes to financial statements.

                                                              THE TECHNOLOGY                               THE UTILITIES
                                                          SELECT SECTOR SPDR FUND                     SELECT SECTOR SPDR FUND
                                                     ------------------------------------       -----------------------------------
                                                      (UNAUDITED)                                 (UNAUDITED)
                                                       SIX MONTHS            PERIOD(*)             SIX MONTHS            PERIOD(*)
                                                         ENDED                 ENDED                 ENDED                 ENDED
                                                       3/31/2000             9/30/1999             3/31/200              9/30/1999
                                                       ---------             ---------             --------              ---------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
      Net investment income (loss)                $    (1,119,603)      $      (652,931)      $     1,325,537       $     1,277,873
      Net realized gain (loss) on investment
         transactions                                 102,225,636            41,270,030            (6,506,912)              457,587
      Net change in unrealized appreciation
         (depreciation)                               273,089,510            68,652,432            (4,484,945)           (2,142,129)
                                                  ---------------       ---------------       ---------------       ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                       374,195,543           109,269,531            (9,666,320)             (406,669)
                                                  ---------------       ---------------       ---------------       ---------------

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
   PRICE OF UNITS ISSUED AND REDEEMED, NET               (440,014)              (95,374)             (131,236)              124,047
                                                  ---------------       ---------------       ---------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
      Net investment income                               (24,674)                   --            (1,205,199)           (1,277,873)
      In excess of net investment income                       --                    --                    --              (104,158)
      Net realized gain                                        --                    --              (446,091)                   --
                                                   ---------------       ---------------       ---------------       ---------------

TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (24,674)                   --            (1,651,290)           (1,382,031)
                                                  ---------------       ---------------       ---------------       ---------------

NET INCREASE IN NET ASSETS FROM
      SPDRS TRANSACTIONS (NOTE 4)                     346,373,690           622,533,549             3,111,187            82,821,537
                                                   ---------------       ---------------       ---------------       ---------------

      Net increase in net assets during period        720,104,545           731,707,706            (8,337,659)           81,156,884
      Net assets at beginning of period               731,718,817                11,111            81,167,995                11,111
                                                  ---------------       ---------------       ---------------       ---------------
NET ASSETS END OF PERIOD(1)                       $ 1,451,823,362       $   731,718,817       $    72,830,336       $    81,167,995
                                                  ===============       ===============       ===============       ===============
(1) Including undistributed (distribution
    in excess of) net investment income           $    (1,679,665)      $       (95,374)      $         9,967       $        20,865
                                                  ===============       ===============       ===============       ===============



THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
For a Select Sector SPDR outstanding for the period ended


                                                              THE BASIC INDUSTRIES                    THE CONSUMER SERVICES
                                                             SELECT SECTOR SPDR FUND                 SELECT SECTOR SPDR FUND


                                                       SIX MONTHS ENDED       PERIOD ENDED      SIX MONTHS ENDED      PERIOD ENDED
                                                        MARCH 31, 2000         SEPTEMBER 30,     MARCH 31, 2000       SEPTEMBER 30,
                                                          (UNAUDITED)            1999 (1)          (UNAUDITED)          1999 (1)
                                                          -----------            --------          -----------          --------
Net asset value, beginning of period ..............       $     23.74          $     20.72         $     26.85         $     23.97
                                                          -----------          -----------         -----------         -----------
Net investment income (loss) ......................              0.19                 0.24                  --               (0.02)
Net realized and unrealized gain (loss) (2) .......             (0.62)                3.01                4.16                2.90
                                                          -----------          -----------         -----------         -----------
Total from investment operations ..................             (0.43)                3.25                4.16                2.88
                                                          -----------          -----------         -----------         -----------

Undistributed net investment income included
  in price of units issued and redeemed ...........             (0.02)                  --                  --                  --
                                                          -----------          -----------         -----------         -----------

Distributions to shareholders from:
Net investment income .............................             (0.16)               (0.23)                 --                  --
In excess of net investment income ................                --                   --                  --                  --
Net realized gains ................................             (0.06)                  --               (0.18)                 --
                                                          -----------          -----------         -----------         -----------
Total distributions ...............................             (0.22)               (0.23)              (0.18)                 --
                                                          -----------          -----------         -----------         -----------

Net asset value, end of period ....................       $     23.07          $     23.74         $     30.83         $     26.85
                                                          ===========          ===========         ===========         ===========

Total return (3) ..................................             (1.89)%              15.59%              15.48%              12.03%

Net assets, end of period (in 000's) ..............       $   115,371          $    81,887         $    86,327         $    60,420

Ratio of expenses to average net assets (4) .......              0.50%                0.56%               0.50%               0.57%

Ratio of net investment income (loss)
   to average net assets (4) ......................              1.46%                1.44%               0.03%              (0.11)%

Portfolio turnover rate (5) .......................              3.08%                9.70%               8.05%              14.56%


(1)   Commencement of investment operations was on December 16, 1998.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4)   Annualized.

(5) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.



The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective on December 16, 1998, in order to adjust the net asset value per share of each Fund to be approximately 1/10th of the value of its respective Select Sector Index. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1
for 2.202, 1 for 2.266, 1 for 3.009, and 1 for 2.906, respectively.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
For a Select Sector SPDR outstanding for the period ended


                                                                 THE CONSUMER STAPLES              THE CYCLICAL/TRANSPORTATION
                                                                SELECT SECTOR SPDR FUND              SELECT SECTOR SPDR FUND


                                                          SIX MONTHS ENDED      PERIOD ENDED    SIX MONTHS ENDED       PERIOD ENDED
                                                           MARCH 31, 2000       SEPTEMBER 30,     MARCH 31, 2000       SEPTEMBER 30,
                                                             (UNAUDITED)         1999 (1)          (UNAUDITED)           1999 (1)
                                                             -----------         --------          -----------           --------
Net asset value, beginning of period ................       $     22.63         $     26.06         $     26.17         $     24.51
                                                             -----------         ----------        ------------          ----------
Net investment income (loss) ........................              0.14                0.20                0.11                0.09
Net realized and unrealized gain (loss) (2) .........             (1.49)              (3.44)               2.96                1.66
                                                             -----------         ----------        ------------          ----------
Total from investment operations ....................             (1.35)              (3.24)               3.07                1.75
                                                             -----------         ----------        ------------          ----------
Undistributed net investment income included
  in price of units issued and redeemed .............                 -                0.01               (0.01)               0.01
                                                            -----------         -----------         -----------         -----------

Distributions to shareholders from:
Net investment income ...............................             (0.14)              (0.20)              (0.09)              (0.09)
In excess of net investment income ..................                 -                   -                   -               (0.01)
Net realized gains ..................................                 -                   -                   -                   -
                                                            -----------         -----------         -----------         -----------
Total distributions .................................             (0.14)              (0.20)              (0.09)              (0.10)
                                                            -----------         -----------         -----------         -----------

Net asset value, end of period ......................       $     21.14         $     22.63         $     29.14         $     26.17
                                                            ===========         ===========         ===========         ===========

Total return (3) ....................................             (6.01)%            (12.45)%             11.72%               7.17%

Net assets, end of period (in 000's) ................       $   258,914         $   117,651         $   128,210         $    35,324

Ratio of expenses to average net assets (4) .........              0.49%               0.57%               0.49%               0.58%

Ratio of net investment income (loss)
   to average net assets (4) ........................              1.15%               1.10%               0.72%               0.49%

Portfolio turnover rate (5) .........................              3.02%               2.91%              11.80%               9.56%


(1)   Commencement of investment operations was on December 16, 1998.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4)   Annualized.

(5) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.


The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective on December 16, 1998, in order to adjust the net asset value per share of each Fund to be approximately 1/10th of the value of its respective Select Sector Index. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1
for 2.202, 1 for 2.266, 1 for 3.009, and 1 for 2.906, respectively.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
For a Select Sector SPDR outstanding for the period ended


                                                                   THE ENERGY                              THE FINANCIAL
                                                             SELECT SECTOR SPDR FUND                  SELECT SECTOR SPDR FUND

                                                        SIX MONTHS ENDED      PERIOD ENDED    SIX MONTHS ENDED         PERIOD ENDED
                                                         MARCH 31, 2000       SEPTEMBER 30,     MARCH 31, 2000         SEPTEMBER 30,
                                                           (UNAUDITED)          1999 (1)          (UNAUDITED)             1999 (1)
                                                           -----------          --------          -----------             --------
Net asset value, beginning of period ...............       $     27.46         $     23.59         $     22.04         $     22.02
                                                           -----------         -----------         -----------         -----------

Net investment income (loss) .......................              0.25                0.29                0.17                0.21
Net realized and unrealized gain (loss) (2) ........              1.79                3.88                2.22                0.02
                                                           -----------         -----------         -----------         -----------
Total from investment operations ...................              2.04                4.17                2.39                0.23
                                                           -----------         -----------         -----------         -----------

Undistributed net investment income included
  in price of units issued and redeemed ............                 -                0.07                0.01                0.01
                                                           -----------         -----------         -----------         -----------

Distributions to shareholders from:
Net investment income ..............................             (0.18)              (0.29)              (0.17)              (0.21)
In excess of net investment income .................                 -               (0.08)                  -               (0.01)
Net realized gains .................................                 -                   -                   -                   -
                                                           -----------         -----------         -----------         -----------
Total distributions ................................             (0.18)              (0.37)              (0.17)              (0.22)
                                                           -----------         -----------         -----------         -----------

Net asset value, end of period .....................       $     29.32         $     27.46         $     24.27         $     22.04
                                                           ===========         ===========         ===========         ===========

Total return (3) ...................................              7.46%              17.91%              10.93%               0.97%

Net assets, end of period (in 000's) ...............       $   215,506         $   149,636         $   464,810         $   123,409

Ratio of expenses to average net assets (4) ........              0.50%               0.56%               0.49%               0.57%

Ratio of net investment income (loss)
   to average net assets (4) .......................              1.33%               1.73%               1.55%               1.14%

Portfolio turnover rate (5) ........................             21.50%              20.15%               2.85%               5.71%


(1)   Commencement of investment operations was on December 16, 1998.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4)   Annualized.

(5) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.


The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective on December 16, 1998, in order to adjust the net asset value per share of each Fund to be approximately 1/10th of the value of its respective Select Sector Index. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1
for 2.202, 1 for 2.266, 1 for 3.009, and 1 for 2.906, respectively.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
For a Select Sector SPDR outstanding for the period ended


                                                                 THE INDUSTRIAL                         THE TECHNOLOGY
                                                            SELECT SECTOR SPDR FUND                 SELECT SECTOR SPDR FUND


                                                       SIX MONTHS ENDED        PERIOD ENDED    SIX MONTHS ENDED      PERIOD ENDED
                                                        MARCH 31, 2000         SEPTEMBER 30,    MARCH 31, 2000       SEPTEMBER 30,
                                                          (UNAUDITED)            1999 (1)         (UNAUDITED)          1999 (1)
                                                          -----------            --------         -----------          --------
Net asset value, beginning of period ...............     $       28.68      $       22.66      $       41.22         $       30.09
                                                         -------------      -------------      -------------         -------------

Net investment income (loss) .......................              0.20               0.21              (0.08)                (0.04)
Net realized and unrealized gain (loss) (2) ........              0.43               6.00              19.12                 11.18
                                                         -------------      -------------      -------------         -------------
Total from investment operations ...................              0.63               6.21              19.04                 11.14
                                                         -------------      -------------      -------------         -------------

Undistributed net investment income included
  in price of units issued and redeemed ............             (0.05)                 -              (0.02)                (0.01)
                                                         -------------      -------------      -------------         -------------

Distributions to shareholders from:
Net investment income ..............................             (0.17)             (0.19)                 -                     -
In excess of net investment income .................                 -                  -                  -                     -
Net realized gains .................................             (0.08)                 -                  -                     -
                                                         -------------      -------------      -------------         -------------
Total distributions ................................             (0.25)             (0.19)                 -                     -
                                                         -------------      -------------      -------------         -------------

Net asset value, end of period .....................     $       29.01      $       28.68      $       60.24         $       41.22
                                                         =============      =============      =============         =============

Total return (3) ...................................              2.04%             27.40%             46.14%                37.00%

Net assets, end of period (in 000's) ...............     $      62,369      $      65,963      $   1,451,823         $     731,719

Ratio of expenses to average net assets (4) ........              0.50%              0.57%              0.49%                 0.56%

Ratio of net investment income (loss)
   to average net assets (4) .......................              1.12%              0.94%             (0.22)%               (0.15)%

Portfolio turnover rate (5) ........................             20.07%             12.42%              8.18%                21.23%


(1)   Commencement of investment operations was on December 16, 1998.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4)   Annualized.

(5) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.



The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective on December 16, 1998, in order to adjust the net asset value per share of each Fund to be approximately 1/10th of the value of its respective Select Sector Index. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1
for 2.202, 1 for 2.266, 1 for 3.009, and 1 for 2.906, respectively.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
For a Select Sector SPDR outstanding for the period ended


                                                               THE UTILITIES
                                                           SELECT SECTOR SPDR FUND


                                                       SIX MONTHS ENDED     PERIOD ENDED
                                                        MARCH 31, 2000     SEPTEMBER 30,
                                                          (UNAUDITED)         1999 (1)
Net asset value, beginning of period ..............       $    29.52        $    29.06
                                                          ----------        ----------

Net investment income (loss) ......................             0.47              0.56
Net realized and unrealized gain (loss) (2) .......            (2.90)             0.45
                                                          ----------        ----------
Total from investment operations ..................            (2.43)             1.01
                                                          ----------        ----------

Undistributed net investment income included
  in price of units issued and redeemed ...........            (0.05)             0.05
                                                          ----------        ----------

Distributions to shareholders from:
Net investment income .............................            (0.38)            (0.56)
In excess of net investment income ................                -             (0.04)
Net realized gains ................................            (0.18)
                                                          ----------        ----------
Total distributions ...............................            (0.56)            (0.60)
                                                          ----------        ----------

Net asset value, end of period ....................       $    26.48        $    29.52
                                                          ==========        ==========

Total return (3) ..................................            (8.42)%            3.66%

Net assets, end of period (in 000's) ..............       $   72,830        $   81,168

Ratio of expenses to average net assets (4) .......             0.49%             0.57%

Ratio of net investment income (loss)
   to average net assets (4) ......................             2.85%             2.62%

Portfolio turnover rate (5) .......................            32.44%            38.86%


(1)   Commencement of investment operations was on December 16, 1998.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4)   Annualized.

(5) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.



The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective on December 16, 1998, in order to adjust the net asset value per share of each Fund to be approximately 1/10th of the value of its respective Select Sector Index. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1
for 2.202, 1 for 2.266, 1 for 3.009,and 1 for 2.906, respectively.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)


1. ORGANIZATION

The Select Sector SPDR Trust (the "Trust") was organized in the Commonwealth of Massachusetts on June 10, 1998 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in a particular sector or group of industries as specified by a specified market sector index (each a "Select Sector Index"). Each of the nine Select Sector Indexes represents a basket of equity securities of public companies that are components of the S & P 500 Index and are included in a specific sector. The Trust is comprised of nine funds (collectively the "Funds" and each individually a "Fund") as follows: The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund. Each Fund operates as a non-diversified investment company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If there is no closing sale price then the security is valued at the closing bid price on the exchange which is deemed the principal market for the security. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board of Trustees.

FEDERAL INCOME TAX

The Funds have qualified and intend to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. At March 31, 2000, none of the Funds had capital loss carryforwards.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)


INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as the cost basis of such securities.

EXPENSES

Expenses of the Trust, which are directly identifiable to a specific Fund, are allocated to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date.

DISTRIBUTIONS

The Trust declares and distributes dividends from net investment income to its shareholders quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with commercial banks. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. At March 31, 2000, the Trust had no open repurchase agreements.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)



OTHER

Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

3. FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

ADVISORY FEE

Each Fund has entered into an Investment Advisory Agreement with State Street Global Advisors ("The Advisor"). As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, each Fund pays the Advisor a fee accrued daily and paid monthly, at the annualized rate of 0.05% of average daily net assets of each of the Funds.

UNITARY FEE

A "Unitary" Fee is paid by each of the Funds to State Street Bank for the Administration, Custody and Transfer Agency services it provides to the Funds. The unitary fee is calculated based upon the aggregate net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. The unitary fee is equal to the greater of: (a) a sliding scale fee calculated as follows: (i) 0.10% of average daily net assets of the Trust up to the first $4.5 billion of net assets (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added):
(ii) 0.08% of average daily net assets up to the next $4.5 billion of net assets of the Trust (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added): and (iii) 0.06% of average daily net assets on the remainder of net assets; or (b) a minimum annual fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added. The minimum fee will not be in effect for the first two years of the Trust's operation.

DISTRIBUTOR

ALPS Mutual Fund Services, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.25% of the average daily net assets of each of the Funds.

ADDITIONAL EXPENSES

Standard and Poor's ("S&P"), the American Stock Exchange LLC (the "AMEX"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. Pursuant to such license agreement, the Trust has entered into a sub-license agreement which requires the Trust to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The Minimum Annual Fee is payable in full on each anniversary of the First Trading Day. The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of such Fund.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)


TRUSTEES FEES

Trustees receive an annual fee of $12,000, and a meeting fee of $2,000 per meeting attended. The Funds will reimburse the Trustees for any out of pocket expenses related to attending meetings of the Board of Trustees.

4. SHAREHOLDER TRANSACTIONS IN SELECT SECTOR SPDR FUNDS WERE AS FOLLOWS FOR THE SIX MONTHS ENDED MARCH 31, 2000


THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND                         THE CONSUMER SERVICES SELECT SECTOR SPDR FUND


                               Select Sector                                                        Select Sector
                                   SPDRs             Amount                                              SPDRs            Amount
                               -------------         ------                                         -------------         ------
SPDRs sold                       3,450,000        $ 87,646,375       SPDRs sold                       2,500,000        $ 75,097,380

Dividend reinvestment                                                Dividend reinvestment
  SPDRs issued                           -                   -         SPDRs issued                           -                   -
SPDRs redeemed                  (1,900,000)        (45,334,772)      SPDRs redeemed
                                                                                                     (1,950,000)        (55,931,128)
Net income equalization                  -             103,472       Net income equalization                  -              (1,828)
                                 ---------        ------------                                        ---------        ------------

Net increase                     1,550,000        $ 42,415,075       Net increase                       550,000        $ 19,164,424
                                 =========        ============                                        =========        ============



THE CONSUMER STAPLES SELECT SECTOR SPDR FUND                         THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND


                               Select Sector                                                        Select Sector
                                   SPDRs             Amount                                             SPDRs             Amount
                               -------------         ------                                         -------------         ------
SPDRs sold                       10,250,000        $ 234,434,926     SPDRs sold                        6,200,000      $ 182,766,935

Dividend reinvestment                                                Dividend reinvestment
  SPDRs issued                           12                  287       SPDRs issued                            -                  -
SPDRs redeemed                   (3,200,000)         (67,718,508)    SPDRs redeemed                   (3,150,000)       (83,692,957)
Net income equalization                   -                7,360     Net income equalization                   -             34,180
                                 ----------        -------------                                       ---------      -------------

Net increase                      7,050,012        $ 166,724,065     Net increase                      3,050,000      $  99,108,158
                                 ==========        =============                                       =========      =============



THE ENERGY SELECT SECTOR SPDR FUND                                   THE FINANCIAL SELECT SECTOR SPDR FUND


                               Select Sector                                                        Select Sector
                                    SPDRs             Amount                                            SPDRs             Amount
                               -------------          ------                                        -------------         ------
SPDRs sold                        8,000,000        $ 216,291,650     SPDRs sold                       18,250,000      $ 422,096,379

Dividend reinvestment                                                Dividend reinvestment
  SPDRs issued                            -                    -       SPDRs issued                          199              4,778
SPDRs redeemed                   (6,100,000)        (167,343,568)    SPDRs redeemed                   (4,700,000)      (106,272,568)
Net income equalization                   -              (32,812)    Net income equalization                   -            (99,492)
                                 ----------        -------------                                       ---------      -------------

Net increase                      1,900,000        $  48,915,270     Net increase                     13,550,199      $ 315,729,097
                                 ==========        =============                                       =========      =============

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)


THE INDUSTRIAL SELECT SECTOR SPDR FUND                               THE TECHNOLOGY SELECT SECTOR SPDR FUND


                                 Select Sector                                                   Select Sector
                                     SPDRs             Amount                                        SPDRs              Amount
                                 -------------         ------                                    -------------          ------
SPDRs sold                        3,550,000        $ 101,591,729     SPDRs sold                    12,900,000        $ 661,470,522

Dividend reinvestment                                                Dividend reinvestment
  SPDRs issued                            -                    -       SPDRs issued                         3                  152
SPDRs redeemed                   (3,700,000)        (101,885,952)    SPDRs redeemed                (6,550,000)        (315,536,998)
Net income equalization                   -              115,355     Net income equalization                -              440,014
                                 ----------        -------------                                   ----------        -------------

Net decrease                       (150,000)       $    (178,868)    Net increase                   6,350,003        $ 346,373,690
                                 ==========        =============                                   ==========        =============


THE UTILITIES SELECT SECTOR SPDR FUND


                                 Select Sector
                                      SPDRs           Amount
                                 -------------        ------
SPDRs sold                          2,200,000      $61,509,346
Dividend reinvestment
  SPDRs issued                              2               55
SPDRs redeemed                     (2,200,000)     (58,529,450)
Net income equalization                -               131,236
                                   ----------      -----------
Net increase                                2       $3,111,187
                                   ==========      ===========


Except for under the Trust's dividend reinvestment plan, Select Sector SPDRs are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 Select Sector SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per Select Sector SPDR (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $1,000 to $4,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Transfer Agent and used to offset the expense of processing orders.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for both financial statement and federal income tax purposes, and their respective gross unrealized appreciation and depreciation at March 31, 2000 were as follows:


                                                                                  GROSS             GROSS           NET UNREALIZED
                                                           IDENTIFIED           UNREALIZED        UNREALIZED         APPRECIATION
                                                              COST             APPRECIATION       DEPRECIATION      (DEPRECIATION)
                                                              ----             ------------       ------------      --------------
The Basic Industries Select Sector SPDR Fund            $  133,800,997      $    2,741,482      $   21,089,986      $  (18,348,504)
The Consumer Services Select Sector SPDR Fund               84,207,423           9,374,909           7,118,536           2,256,373
The Consumer Staples Select Sector SPDR Fund               290,037,544           7,959,657          38,442,112         (30,482,455)
The Cyclical/Transportation Select Sector SPDR Fund        135,718,671           5,172,219          12,482,799          (7,310,580)
The Energy Select Sector SPDR Fund                         207,797,308          13,060,811           3,924,312           9,136,499
The Financial Select Sector SPDR Fund                      456,255,439          30,920,862          21,113,597           9,807,265
The Industrial Select Sector SPDR Fund                      69,323,312           2,616,787           9,527,100          (6,910,313)
The Technology Select Sector SPDR Fund                   1,107,899,445         370,362,743          28,620,801         341,741,942
The Utilities Select Sector SPDR Fund                       80,138,422             814,192           7,441,266          (6,627,074)

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)


6.   INVESTMENT TRANSACTIONS

For the six months ended March 31, 2000, the Trust had in-kind contributions and in-kind redemptions as follows:


                                                           PURCHASES              SALES
                                                           ---------              -----
The Basic Industries Select Sector SPDR Fund              $ 87,757,102       $ 45,343,504
The Consumer Services Select Sector SPDR Fund               75,164,031         55,957,260
The Consumer Staples Select Sector SPDR Fund               234,449,742         67,719,916
The Cyclical/Transportation Select Sector SPDR Fund        182,803,336         83,666,564
The Energy Select Sector SPDR Fund                         216,273,894        167,176,075
The Financial Select Sector SPDR Fund                      412,352,707        103,938,760
The Industrial Select Sector SPDR Fund                     101,712,383        101,885,748
The Technology Select Sector SPDR Fund                     662,422,946        315,994,000
The Utilities Select Sector SPDR Fund                       61,645,711         58,525,343


For the six months ended March 31, 2000, the Trust had purchases and sales of investment securities as follows:


                                                            PURCHASES           SALES
                                                            ---------           -----
The Basic Industries Select Sector SPDR Fund              $ 2,759,136       $ 3,217,718
The Consumer Services Select Sector SPDR Fund               7,170,235         7,628,306
The Consumer Staples Select Sector SPDR Fund                7,362,067         6,428,205
The Cyclical/Transportation Select Sector SPDR Fund        12,467,781        12,568,442
The Energy Select Sector SPDR Fund                         40,277,744        40,029,474
The Financial Select Sector SPDR Fund                      16,937,673         8,758,105
The Industrial Select Sector SPDR Fund                     18,273,207        18,579,001
The Technology Select Sector SPDR Fund                     85,010,556        89,700,686
The Utilities Select Sector SPDR Fund                      16,394,422        16,594,584


7.   INITIAL CAPITALIZATION AND OFFERING OF SHARES

During the period from December 14, 1998 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $11,111 for each Fund and the issuance of 1,111 shares for each of the Funds. On December 16, 1998 (commencement of investment operations) the Board of Trustees declared reverse stock splits with an effective date of December 16, 1998 in order to adjust the net asset value per share of each portfolio to be approximately 1/10th of the value of its respective Select Sector Index. All capital share activity and per share data have been restated to reflect the reverse stock split. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1 for 2.202, 1 for
2.266, 1 for 3.009,and 1 for 2.906, respectively.



8.   SUBSEQUENT EVENT

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2000 (UNAUDITED)

   Effective May 17, 2000, through a voluntary waiver, State Street reduced the Advisory Fee from 0.05% of average daily net assets to 0.03% of average daily net assets and reduced the Unitary Fee from 0.10% for the first $500 million per Fund, 0.08% for the next $500 million per Fund and 0.06% thereafter of average daily net assets to 0.07% for the first $500 million per Fund, 0.05% for the next $500 million per Fund and 0.03% thereafter of average daily net assets. State Street will also continue to waive its Fund service fee minimums. In addition, the Board has limited each Fund's 12b-1 fee to 0.08% of its average daily net assets. The foregoing reductions will remain in effect for at least a 12-month period. There is no assurance that the reductions will remain in effect for more than one year. Had these voluntary waivers and the 12b-1 fee limit been applied to the net assets as of March 31, 2000, the expense ratio for each Fund would be as follows:


               The Basic Industries Select Sector SPDR Fund 0.28%
               The Consumer Services Select Sector SPDR Fund 0.28%
               The Consumer Staples Select Sector SPDR Fund 0.27%
               The Cyclical/Transportation Select Sector SPDR Fund 0.27% The Energy Select Sector SPDR Fund 0.28%
               The Financial Select Sector SPDR Fund 0.27%
               The Industrial Select Sector SPDR Fund 0.28%
               The Technology Select Sector SPDR Fund 0.27%
               The Utilities Select Sector SPDR Fund 0.27%

           THE SELECT SECTOR SPDR TRUST  [LOGO]  SEMI-ANNUAL REPORT


TRUSTEES
JOHN W. ENGLISH, CHAIRMAN
CHERYL BURGERMEISTER
GEORGE R. GASPARI
BURTON G. MALKIEL
ERNEST J. SCALBERG
R. CHARLES TSCHAMPION

OFFICERS
HOWARD H. FAIRWEATHER, PRESIDENT AND SECRETARY
E. DAVIS HAWKES, JR., TREASURER AND ASSISTANT SECRETARY

INVESTMENT MANAGER
STATE STREET BANK AND TRUST COMPANY
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

DISTRIBUTOR
ALPS MUTUAL FUNDS SERVICES
370 17TH STREET, SUITE 3100
DENVER, COLORADO 80202

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
STATE STREET BANK AND TRUST COMPANY
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

LEGAL COUNSEL
MAYER, BROWN & PLATT
1675 BROADWAY
NEW YORK, NEW YORK 10019

INDEPENDENT PUBLIC ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110

   The Select Sector SPDR Trust is distributed by ALPS Mutual Funds Services, Inc., a member of the NASD.

   The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.

                      CATEGORICALLY UNIQUE INDEX FUNDS(SM)

                           [SELECT SECTOR SPDRs LOGO]

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard and Poor's 500(R)," "500(R)," "Standard and Poor's Depositary Receipts(R)," "SPDRs(R)," "Select Sector SPDR," "Select Sector SPDRs and "Select Sector Standard and
Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies,
Inc. and have been licensed for use in connection with the listing and trading of Select Sector SPDRs on the AMEX. The stocks included in each Select Sector Index (upon which the Products are based) were selected by the index compilation agent in consultation with S&P from the universe of companies represented by the S&P 500 Index. The composition and weighting of stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P.